UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to §240.14a-12
VOYA GOVERNMENT MONEY MARKET PORTFOLIO
VOYA INTERMEDIATE BOND PORTFOLIO
VOYA INVESTORS TRUST
VOYA PARTNERS, INC.
VOYA VARIABLE FUNDS
VOYA VARIABLE INSURANCE TRUST
VOYA VARIABLE PORTFOLIOS, INC.
VOYA VARIABLE PRODUCTS TRUST
(Name of Registrant as Specified in Its Charter)
________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[	]	Fee paid previously with preliminary materials.
[	]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

–(800) 992-0180, on behalf of its series Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO

–(800) 992-0180, on behalf of its series Voya Intermediate Bond Portfolio

VOYA INVESTORS TRUST

–(800) 366-0066, on behalf of its series

Voya Balanced Income Portfolio	Voya U.S. Stock Index Portfolio
Voya Global Perspectives® Portfolio	Voya VACS Index Series S Portfolio
Voya Government Liquid Assets	VY® CBRE Global Real Estate
Portfolio	Portfolio
Voya High Yield Portfolio	VY® CBRE Real Estate Portfolio
Voya Inflation Protected Bond Plus	VY® Invesco Growth and Income
Portfolio	Portfolio
Voya Large Cap Growth Portfolio	VY® JPMorgan Emerging Markets
Voya Large Cap Value Portfolio	Equity Portfolio
Voya Limited Maturity Bond	VY® JPMorgan Small Cap Core
Portfolio	Equity Portfolio
Voya Retirement Aggressive	VY® Morgan Stanley Global
Portfolio	Franchise Portfolio
Voya Retirement Conservative	VY® T. Rowe Price Capital
Portfolio	Appreciation Portfolio
Voya Retirement Moderate Portfolio	VY® T. Rowe Price Equity Income
Voya Retirement Moderately	Portfolio
Aggressive Portfolio

VOYA PARTNERS, INC.

–(800) 262-3862, on behalf of its series

Voya Global Bond Portfolio	Voya Solution 2065 Portfolio
Voya Global Insights Portfolio	Voya Solution 2070 Portfolio
Voya Index Solution 2025 Portfolio	Voya Solution Aggressive Portfolio
Voya Index Solution 2030 Portfolio	Voya Solution Balanced Portfolio
Voya Index Solution 2035 Portfolio	Voya Solution Conservative
Voya Index Solution 2040 Portfolio	Portfolio
Voya Index Solution 2045 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2050 Portfolio	Voya Solution Moderately
Voya Index Solution 2055 Portfolio	Aggressive Portfolio
Voya Index Solution 2060 Portfolio	VY® American Century Small-Mid
Voya Index Solution 2065 Portfolio	Cap Value Portfolio
Voya Index Solution 2070 Portfolio	VY® Baron Growth Portfolio
Voya Index Solution Income	VY® Columbia Contrarian Core
Portfolio	Portfolio
Voya International High Dividend	VY® Columbia Small Cap Value II
Low Volatility Portfolio	Portfolio
Voya Solution 2025 Portfolio	VY® Invesco Comstock Portfolio
Voya Solution 2030 Portfolio	VY® Invesco Equity and Income
Voya Solution 2035 Portfolio	Portfolio
Voya Solution 2040 Portfolio	VY® JPMorgan Mid Cap Value
Voya Solution 2045 Portfolio	Portfolio
Voya Solution 2050 Portfolio	VY® T. Rowe Price Diversified Mid
Voya Solution 2055 Portfolio	Cap Growth Portfolio
Voya Solution 2060 Portfolio	VY® T. Rowe Price Growth Equity
Portfolio

VOYA VARIABLE FUNDS

–(800) 992-0180, on behalf of its series Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST

–(800) 992-0180, on behalf of its series VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

–(800) 992-0180, on behalf of its series

Voya Global High Dividend Low	Voya Russell™ Mid Cap Index
Volatility Portfolio	Portfolio
Voya Index Plus LargeCap Portfolio	Voya Russell™ Small Cap Index
Voya Index Plus MidCap Portfolio	Portfolio
Voya Index Plus SmallCap Portfolio	Voya Small Company Portfolio
Voya International Index Portfolio	Voya U.S. Bond Index Portfolio
Voya Russell™ Large Cap Growth	Voya VACS Index Series EM
Index Portfolio	Portfolio
Voya Russell™ Large Cap Index	Voya VACS Index Series I Portfolio
Portfolio	Voya VACS Index Series MC
Voya Russell™ Large Cap Value	Portfolio
Index Portfolio	Voya VACS Index Series SC
Voya Russell™ Mid Cap Growth	Portfolio
Index Portfolio

VOYA VARIABLE PRODUCTS TRUST

–(800) 992-0180, on behalf of its series

Voya MidCap Opportunities	Voya SmallCap Opportunities
Portfolio	Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

July 11, 2025

Dear Shareholder:

Enclosed is a notice, proxy statement and voting instruction cards for a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Funds, Voya Variable Insurance Trust, Voya Variable Portfolios, Inc., and Voya Variable Products Trust (each a “Company” and collectively, the “Companies”). The Meeting is scheduled for September 11, 2025. The Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Meeting online by visiting https://viewproxy.com/voya/broadridgevsm where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot. Please see the “How do I attend the virtual Meeting?” section of the proxy statement for more details regarding the virtual format of the Meeting. You will not be able to attend the Meeting physically. If you were a shareholder of record of Voya Government Money Market Portfolio or Voya Intermediate Bond Portfolio or of a series of the Companies (each, a “Portfolio” and collectively, the “Portfolios”) as of the close of business on June 16, 2025, you are entitled to vote at the Meeting and any adjournment of the Meeting.

At the Meeting:

•Shareholders of each Company will be asked to elect

Directors/Trustees to their respective Board of Directors/Trustees (the “Board”). Six of the ten nominees are currently Directors/Trustees of each Company; and

•Shareholders of VY® CBRE Real Estate Portfolio will be asked to approve a change in the Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified,” including the elimination of the related fundamental investment restriction for the Portfolio.

The Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, and “FOR” each nominee, as described in the proxy statement.

•Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a voting instruction card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, or over the Internet or in person (virtually). Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Portfolios, who will remind you to vote your shares.

Formal notice of the Meeting appears on the following pages, followed by the proxy statement (the “Proxy Statement”). Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 10, 2025.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christian G. Wilson

President

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

–(800) 992-0180, on behalf of its series Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO

–(800) 992-0180, on behalf of its series Voya Intermediate Bond Portfolio

VOYA INVESTORS TRUST

–(800) 366-0066, on behalf of its series

Voya Balanced Income Portfolio	Voya U.S. Stock Index Portfolio
Voya Global Perspectives® Portfolio	Voya VACS Index Series S Portfolio
Voya Government Liquid Assets	VY® CBRE Global Real Estate
Portfolio	Portfolio
Voya High Yield Portfolio	VY® CBRE Real Estate Portfolio
Voya Inflation Protected Bond Plus	VY® Invesco Growth and Income
Portfolio	Portfolio
Voya Large Cap Growth Portfolio	VY® JPMorgan Emerging Markets
Voya Large Cap Value Portfolio	Equity Portfolio
Voya Limited Maturity Bond	VY® JPMorgan Small Cap Core
Portfolio	Equity Portfolio
Voya Retirement Aggressive	VY® Morgan Stanley Global
Portfolio	Franchise Portfolio
Voya Retirement Conservative	VY® T. Rowe Price Capital
Portfolio	Appreciation Portfolio
Voya Retirement Moderate Portfolio	VY® T. Rowe Price Equity Income
Voya Retirement Moderately	Portfolio
Aggressive Portfolio

VOYA PARTNERS, INC.

–(800) 262-3862, on behalf of its series

Voya Global Bond Portfolio	Voya Solution 2065 Portfolio
Voya Global Insights Portfolio	Voya Solution 2070 Portfolio
Voya Index Solution 2025 Portfolio	Voya Solution Aggressive Portfolio
Voya Index Solution 2030 Portfolio	Voya Solution Balanced Portfolio
Voya Index Solution 2035 Portfolio	Voya Solution Conservative
Voya Index Solution 2040 Portfolio	Portfolio
Voya Index Solution 2045 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2050 Portfolio	Voya Solution Moderately
Voya Index Solution 2055 Portfolio	Aggressive Portfolio
Voya Index Solution 2060 Portfolio	VY® American Century Small-Mid
Voya Index Solution 2065 Portfolio	Cap Value Portfolio
Voya Index Solution 2070 Portfolio	VY® Baron Growth Portfolio
Voya Index Solution Income	VY® Columbia Contrarian Core
Portfolio	Portfolio
Voya International High Dividend	VY® Columbia Small Cap Value II
Low Volatility Portfolio	Portfolio
Voya Solution 2025 Portfolio	VY® Invesco Comstock Portfolio
Voya Solution 2030 Portfolio	VY® Invesco Equity and Income
Voya Solution 2035 Portfolio	Portfolio
Voya Solution 2040 Portfolio	VY® JPMorgan Mid Cap Value
Voya Solution 2045 Portfolio	Portfolio
Voya Solution 2050 Portfolio	VY® T. Rowe Price Diversified Mid
Voya Solution 2055 Portfolio	Cap Growth Portfolio
Voya Solution 2060 Portfolio	VY® T. Rowe Price Growth Equity
Portfolio

VOYA VARIABLE FUNDS

–(800) 992-0180, on behalf of its series Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST

–(800) 992-0180, on behalf of its series VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

–(800) 992-0180, on behalf of its series

Voya Global High Dividend Low	Voya Russell™ Mid Cap Index
Volatility Portfolio	Portfolio
Voya Index Plus LargeCap Portfolio	Voya Russell™ Small Cap Index
Voya Index Plus MidCap Portfolio	Portfolio
Voya Index Plus SmallCap Portfolio	Voya Small Company Portfolio
Voya International Index Portfolio	Voya U.S. Bond Index Portfolio
Voya Russell™ Large Cap Growth	Voya VACS Index Series EM
Index Portfolio	Portfolio
Voya Russell™ Large Cap Index	Voya VACS Index Series I Portfolio
Portfolio	Voya VACS Index Series MC
Voya Russell™ Large Cap Value	Portfolio
Index Portfolio	Voya VACS Index Series SC
Voya Russell™ Mid Cap Growth	Portfolio
Index Portfolio

VOYA VARIABLE PRODUCTS TRUST

–(800) 992-0180, on behalf of its series

Voya MidCap Opportunities	Voya SmallCap Opportunities
Portfolio	Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034 Scheduled for September 11, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Funds, Voya Variable Insurance Trust, Voya Variable Portfolios, Inc., and Voya Variable Products Trust (collectively, the “Companies”) is scheduled for 1:00 p.m., (MST) on September 11, 2025. The Meeting will be held in a virtual meeting format only. You can attend and participate in the Meeting by registering online at https://www.viewproxy.com/voya/broadridgevsm/ where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Meetings?” section of the enclosed Proxy Statement for more details regarding the logistics of the Meeting, including the ability to submit question, and technical details and support related to accessing the virtual platform for the Meeting. You will not be able to attend the Meeting physically.

The Meeting is called for the following purposes:

1.Shareholders of each Company will be asked to elect Directors/Trustees to their respective Board of Directors/Trustees (the “Board”). Six of the ten nominees are currently Directors/Trustees of each Company;

2.Shareholders of VY® CBRE Real Estate Portfolio will be asked to approve a change in the Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non- diversified,” including the elimination of the related fundamental investment restriction for the Portfolio; and

3.To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Meeting.

Shareholders of record as of the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly, but in no event later than September 10, 2025, the enclosed Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Voting Instruction Card, by giving written notice of revocation to the Portfolios or by voting in person (virtually) at the Meeting.

By Order of the Board

Joanne F. Osberg

Secretary

July 11, 2025

PROXY STATEMENT

July 11, 2025

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

–(800) 992-0180, on behalf of its series Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO

–(800) 992-0180, on behalf of its series Voya Intermediate Bond Portfolio

VOYA INVESTORS TRUST

–(800) 366-0066, on behalf of its series

Voya Balanced Income Portfolio	Voya U.S. Stock Index Portfolio
Voya Global Perspectives® Portfolio	Voya VACS Index Series S Portfolio
Voya Government Liquid Assets	VY® CBRE Global Real Estate
Portfolio	Portfolio
Voya High Yield Portfolio	VY® CBRE Real Estate Portfolio
Voya Inflation Protected Bond Plus	VY® Invesco Growth and Income
Portfolio	Portfolio
Voya Large Cap Growth Portfolio	VY® JPMorgan Emerging Markets
Voya Large Cap Value Portfolio	Equity Portfolio
Voya Limited Maturity Bond	VY® JPMorgan Small Cap Core
Portfolio	Equity Portfolio
Voya Retirement Aggressive	VY® Morgan Stanley Global
Portfolio	Franchise Portfolio
Voya Retirement Conservative	VY® T. Rowe Price Capital
Portfolio	Appreciation Portfolio
Voya Retirement Moderate Portfolio	VY® T. Rowe Price Equity Income
Voya Retirement Moderately	Portfolio
Aggressive Portfolio

VOYA PARTNERS, INC.

–(800) 262-3862, on behalf of its series

Voya Global Bond Portfolio	Voya Solution 2065 Portfolio
Voya Global Insights Portfolio	Voya Solution 2070 Portfolio
Voya Index Solution 2025 Portfolio	Voya Solution Aggressive Portfolio
Voya Index Solution 2030 Portfolio	Voya Solution Balanced Portfolio
Voya Index Solution 2035 Portfolio	Voya Solution Conservative
Voya Index Solution 2040 Portfolio	Portfolio
Voya Index Solution 2045 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2050 Portfolio	Voya Solution Moderately
Voya Index Solution 2055 Portfolio	Aggressive Portfolio
Voya Index Solution 2060 Portfolio	VY® American Century Small-Mid
Voya Index Solution 2065 Portfolio	Cap Value Portfolio
Voya Index Solution 2070 Portfolio	VY® Baron Growth Portfolio
Voya Index Solution Income	VY® Columbia Contrarian Core
Portfolio	Portfolio
Voya International High Dividend	VY® Columbia Small Cap Value II
Low Volatility Portfolio	Portfolio
Voya Solution 2025 Portfolio	VY® Invesco Comstock Portfolio
Voya Solution 2030 Portfolio	VY® Invesco Equity and Income
Voya Solution 2035 Portfolio	Portfolio
Voya Solution 2040 Portfolio	VY® JPMorgan Mid Cap Value
Voya Solution 2045 Portfolio	Portfolio
Voya Solution 2050 Portfolio	VY® T. Rowe Price Diversified Mid
Voya Solution 2055 Portfolio	Cap Growth Portfolio
Voya Solution 2060 Portfolio	VY® T. Rowe Price Growth Equity
Portfolio

VOYA VARIABLE FUNDS

–(800) 992-0180, on behalf of its series Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST

–(800) 992-0180, on behalf of its series VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

–(800) 992-0180, on behalf of its series

Voya Global High Dividend Low	Voya Russell™ Mid Cap Index
Volatility Portfolio	Portfolio
Voya Index Plus LargeCap Portfolio	Voya Russell™ Small Cap Index
Voya Index Plus MidCap Portfolio	Portfolio
Voya Index Plus SmallCap Portfolio	Voya Small Company Portfolio
Voya International Index Portfolio	Voya U.S. Bond Index Portfolio
Voya Russell™ Large Cap Growth	Voya VACS Index Series EM
Index Portfolio	Portfolio
Voya Russell™ Large Cap Index	Voya VACS Index Series I Portfolio
Portfolio	Voya VACS Index Series MC
Voya Russell™ Large Cap Value	Portfolio
Index Portfolio	Voya VACS Index Series SC
Voya Russell™ Mid Cap Growth	Portfolio
Index Portfolio

VOYA VARIABLE PRODUCTS TRUST

–(800) 992-0180, on behalf of its series

Voya MidCap Opportunities	Voya SmallCap Opportunities
Portfolio	Portfolio

(EACH SERIES A “PORTFOLIO”, COLLECTIVELY THE

“PORTFOLIOS”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Joint Special Meeting of Shareholders

Scheduled for September 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 11, 2025

This Proxy Statement and Notice of Special Meeting are available at: www.proxyvote.com/voya

INTRODUCTION

What is happening?

On May 15, 2025, the Boards of Directors/Trustees (the “Board”) of each of Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Funds, Voya Variable Insurance Trust, Voya Variable Portfolios, Inc., and Voya Variable Products Trust (each a “Company,” and collectively, the “Companies”), voted to nominate ten individuals for election to the Board (the “Nominees”). The Nominees consist of the six current Directors/Trustees, as well as four individuals who are not currently serving as Directors/Trustees of a Company. You are being asked to elect the ten Nominees to the Board.

The Board also considered and recommended that shareholders of VY® CBRE Real Estate Portfolio approve a change in the Portfolio’s sub- classification under the Investment Company Act of 1940 Act, as amended, from “diversified” to “non-diversified” (the “Change of Sub-Classification”).

The Meeting is also being held to transact such other business, not currently contemplated, as may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and a Voting Instruction Card for each Company in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Your shares have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”). The insurance companies and Qualified Plans or their trustees, as record owners of a Portfolio’s shares, are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on a Proposal, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote,” in the case of Variable Contracts Holders or Plan Participants, refer to the voting instructions provided by them.

Who is eligible to vote?

Shareholders holding an investment in shares of a Company as of the close of business on June 16, 2025 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee how to vote their shares at the Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Voting Instruction Card in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Voting Instruction Card. You will be required to provide your control number located on the Voting Instruction Card.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Voting Instruction Card. You will be required to provide your control number located on the Voting Instruction Card.

•By Mail. Mark the enclosed Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Voting Instruction Card.

•At the Meeting Over the Internet. The Meeting will be held entirely online. Shareholders of record as of June 16, 2025, will be able to attend and participate in the Meeting by registering online at https://viewproxy.com/voya/broadridgevsm .  Even if you plan to attend the Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the

“How do I attend the virtual Meetings?” section below for more details regarding the logistics of the virtual format of the Meeting

To be certain your vote will be counted, a properly executed Voting Instruction Card must be received no later than 5:00 P.M., local time on September 10, 2025.

Should shareholders require additional information regarding the Meeting, they may contact the Solicitor toll-free at 1-844-202-7120. (See “General Information” for more information on the Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each Proposal.

How do I attend the virtual Meeting?

There is no physical location for the Meeting. In order to attend the virtual Meeting, please visit https://viewproxy.com/voya/broadridgevsm and follow the instructions as outlined on the website. Shareholders whose shares are registered directly with a Portfolio in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than September 10, 2025. Once shareholders have obtained a new control number, they must visit the website for the relevant Meeting(s) to submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from the Solicitor that confirms that their registration request has been received and is under review by the Solicitor. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and

(ii)an email with a password to enter at the event link to access the Meeting.

Shareholders may vote before or during the Meeting at www.proxyvote.com/voya .  Only shareholders of a Portfolio present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in a Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

Access to the audio webcast of the Meeting. The live audio webcast of the Meeting to elect members of the Board will begin promptly at 1:00 p.m. (MST) on September 11, 2025. If the Meeting is adjourned or postponed, any adjournments or postponements will also be held virtually. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the Meeting prior to the start time.

Log in Instructions. To attend the Meeting, Shareholders must register at https://www.viewproxy.com/voya/broadridgevsm/ .  Shareholders will need the event password which will be provided in their registration confirmation.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new control number

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Portfolios at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

PROPOSAL 1: ELECTION OF DIRECTORS/TRUSTEES

All Portfolios

What Is Proposal 1?

The purpose of this Proposal is to elect Directors/Trustees to serve on the Board. The Board has nominated ten individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Directors/Trustees of the Companies. Shareholders of each Company are asked to elect the Nominees as Directors/Trustees, effective on September 11, 2025 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement, or until a successor is duly elected and qualified.

The Board currently consists of six Directors/Trustees: Colleen D. Baldwin, John V. Boyer, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan (the “Current Independent Trustees”). In addition, the Board has nominated Jody T. Foster, Dennis Johnson, Mark R. Wetzel and Christian G. Wilson each of whom is not currently a member of the Board. Each of Ms. Foster and Messrs. Johnson and Wetzel has served as an independent consultant to the Board since November 2023. Each Nominee, except for Mr. Wilson, is not an “interested person” of any of the Companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such individuals are commonly referred to as “Independent Directors/Trustees.” Mr. Wilson, currently the President and Chief/Principal Executive Officer of each Company, is deemed to be an “interested person” of each Company because of his current affiliation with Voya Financial, Inc., and Voya Financial, Inc.’s affiliates.

The Companies’ Nominating and Governance Committee, which consists solely of Independent Directors/Trustees, and which, among other things, identifies and recommends to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating and Governance Committee recommended each of Mses. Baldwin, Pressler and Foster and Messrs. Boyer, Gavin, Obermeyer, Sullivan, Johnson and Wetzel to the Board as a candidate for nomination as an Independent Director/Trustee. Management recommended Mr. Wilson to the Board as a candidate for nomination as an Interested Director/Trustee. At a meeting of the Board held on May 15, 2025, after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

In evaluating potential candidates to fill Independent Director/Trustee vacancies on the Board, the Nominating and Governance Committee considered a variety of factors. Specific qualifications of candidates for Board membership were based on the needs of the Board at the time of nomination.

Each Nominee has consented to serve as a Director/Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Each Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolios, were a significant factor in the determination that the individual should be nominated to serve as a Director/Trustee Below is a summary of each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Director/Trustee should be nominated to serve as a Director/Trustee of the Companies:

Independent Director/Trustee Nominees

Colleen D. Baldwin has been a Director/Trustee of each Company and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of the Companies’ Investment Review Committee (“IRC”) E since January 1, 2025, and prior to that, she served as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds from 2020 to 2024. Prior to that, she served as the Chairperson of the Company’s IRC E from 2014 to 2019 and as the Chairperson of the Companies’ Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987- 1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Director/Trustee of each Company and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Companies’ Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Board from 2014 through 2019. Prior to that, he served as the Chairperson of the Companies’ IRC F from 2006 through 2023 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Jody T. Foster has been an independent consultant to the Board since November 2023. She is the Founder and Chief Executive Officer of Symphony Consulting since 2010 where she has overseen the development and launch of a variety of public and private investment product offerings. Previously, she served as Director of Risk Management and Strategy at JPMorgan in Chicago and London (2003 - 2007); International Research Manager for Driehaus Capital Management (2001 - 2003) and a Partner, Equity Analysis at Burridge Growth Partners (1999 - 2001) and Equity Analyst at Clover Capital Management (1996

-1999). She serves as an Independent Trustee and Audit Committee Chair for the Hussman Funds (2016 - present) and Diamond Hill Funds (2022-present). Ms. Foster holds a B.A. in Political Science from Pace University, a Master’s in Public Policy from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

Martin J. Gavin has been a Director/Trustee of each Company since August 1, 2015. He also has served as the Chairperson of the Companies’ Nominating and Governance Committee since January 1, 2024 and as the Chairperson of the Companies’ Audit Committee since January 1, 2018. Mr. Gavin previously served as a Director/Trustee of the Company from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013.Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly- traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Dennis Johnson CFA is a non-executive director and Chair of the Audit Committee for Namib Minerals, a publicly-traded mining company focused on investing in high-growth opportunities in Sub-Saharan Africa (April 2025 - Present). He has served as an independent consultant to the Board since

November 2023. Previously, he served as an independent director and executive committee member on the Board of Directors for EasyKnock, a venture capital- backed fintech company (December 2023-November 2024). Formerly, he was Director of Investments for West Coast Financial, a registered investment advisor (May 2022-December 2023); independent director on the Board of Glass Lewis & Co., (March 2022-November 2023); Chief Strategy Officer at Public Investment Fund, a Riyadh, Saudi Arabia-based sovereign wealth fund (September 2018-December 2019), and Chief Investment Officer at TIAA, a U.S. financial services company (October 2016-August 2019). Mr. Johnson was Chief Investment Officer for Comerica, a U.S. financial services company (June 2010-August 2016), Managing Director for the Roy E. Disney, Jr. Family Office (2008-2010), a member of the Board of Directors for Texas Industries, a U.S. company in the cement and aggregates businesses (2009-2010), Head of Global Corporate Governance for the California Public Employees’ Retirement System. the largest U.S. public pension fund (2005-2008), and Managing Director for Citigroup (1994-2005). Previously, Mr. Johnson served in investment roles with increasing responsibilities and complexity for Blue Cross and Blue Shield of Virginia, Crestar Bank and SunTrust from 1981-1994. Mr. Johnson is a Chartered Financial Analyst (CFA) Charter-holder. He is a graduate of Virginia Commonwealth University School of Business with a degree in Finance and the Virginia Military Institute with a degree in Economics.

Joseph E. Obermeyer has been a Director/Trustee of each Company since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of the Companies’ IRC E in 2024 and as the Chairperson of the Companies’ Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of the Companies’ former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and

INSEAD.

Sheryl K. Pressler has been a Director/Trustee of each Company and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Companies’ Contracts

Committee since 2007. Ms. Pressler served on the Board of Centerra Gold from May 2008 to May 2025. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002-May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Director/Trustee of each Company since October 1, 2015. He also has served as the Chairperson of the Companies’ IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.

Mark Wetzel was the President of Fiducient Advisors, an investment advisor (April 2021-May 2024). Formerly, he was the President of Fiduciary Investment Advisors (April 2006-March 2020), which merged in April 2020 with DiMeo Schneider & Associates (“DiMeo Schneider”), where he became President (April 2020-April 2021). In April 2021, DiMeo Schneider rebranded as Fiducient Advisors. Previously, Mr. Wetzel served as Senior Vice President at UBS Financial Services (2000-2006), Senior Vice President at Paine Webber (1994-2000), and Senior Vice President at Kidder Peabody (1990-1994). Mr. Wetzel served on the 401(k) Investment Committee of Paine Webber and one the Pension Committee of Novartis Corp. (2006-2021). He has served as an independent consultant to the Board since November 2023. Mr. Wetzel holds a B.S. in Business Administration from the University of Vermont and an MBA from the Tuck School at Dartmouth College.

Interested Nominee

Christian G. Wilson is the Director, President and Principal/Chief Executive Officer of Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC since September 2024. He is also the Head of Product and

Strategy at Voya Investment Management since June 2024. Previously, he was the Head of Global Client Portfolio Management at Voya Investment Management (March 2023- June 2024). Prior to that he was the Head of Fixed Income Client Portfolio Management at Voya Investment Management (July 2017- March 2023) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Wilson with extensive investment management, distribution and oversight experience.

Additional information about each Nominee can be found in Appendix

A.

How long will the Directors/Trustees serve on the Board?

Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Director/Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

It is currently anticipated that Ms. Pressler and Mr. Gavin will retire under the Board’s retirement policy at the end of 2025.

What are the Directors/Trustees paid for their services?

Each Director/Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Director/Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Independent Director/Trustee its pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin and Pressler and Messrs. Boyer, Gavin, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $60,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.

The pro rata share paid by a Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the portfolios managed by the Adviser or its affiliate for which the Directors/Trustees serve in common as Directors/Trustees.

Future Compensation Payment

Certain future payment arrangements apply to certain Directors/Trustees. More particularly, each Independent Director/Trustee who will have served as an Independent Director/Trustee for five or more years for one or more portfolios in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Director/Trustee or the Director’s/Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Director/Director/Trustee as in effect at the time of his or her retirement, death or disability if the Director/Trustee had served as Director/Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director/Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director’s/Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya portfolio or Voya portfolios on whose Board the Director/Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Director/Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

Appendix B sets forth information provided by the Adviser regarding compensation of Directors/Trustees by the Portfolios and other portfolios managed by the Adviser and its affiliates during each Portfolio’s most recently completed fiscal year. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Companies or any other portfolios managed by the Adviser or its affiliates.

Do the Independent Directors/Trustees and the Nominees own shares of the Portfolios or certain affiliate entities?

Appendix C sets forth information regarding each Director’s/Trustee’s beneficial ownership of equity securities of the Portfolios and the aggregate holdings of shares of equity securities of all the portfolios in the Voya family of funds as of December 31, 2024.

As of the Record Date, none of the Independent Directors/Trustees (or their immediate family members) owned any interest in securities of the Adviser or Principal Underwriter, or in an entity controlling, controlled by, or under common control with the Adviser or Principal Underwriter of the Portfolio (not including registered investment companies).

How is the Board structured?

The Board is currently comprised of six (6) members, all of whom are Independent Directors/Trustees. If all Nominees are elected, the Board will be comprised of ten (10) members, nine (9) of whom are Independent Directors/Trustees and one (1) interested Director/Trustee. With the anticipated retirements of Ms. Pressler and Mr. Gavin at the end of 2025, the Board would have eight (8) members, seven (7) of whom are Independent Trustees and one

(1) Interested Trustee.

The Companies are 8 of 19 registered investment companies (with a total of approximately 131 separate series) in the Voya family of funds and all the Directors/Trustees serve as and, if elected, the Nominees will serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors/Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors/Trustees, officers of the Companies, management personnel, and legal counsel to the Independent Directors/Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of any Company The designation of an individual as the Chairperson does not impose on such Independent Director/Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Directors/Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Directors/Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Companies to review the scope of the Companies’ audits, the Companies’ financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Companies’ whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Voya portfolios for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Sullivan. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes- Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the portfolios in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the portfolios; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the portfolios; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the portfolios and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Companies’ advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the portfolios’ liquidity risk management program.

The Compliance Committee currently consists of three (3) Independent Directors/Trustees: Ms. Pressler and Messrs. Boyer and Obermeyer. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya portfolios. The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors/Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors/Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee currently consists of all six (6) of the Independent Directors/Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the portfolios under its oversight, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The portfolios are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of portfolios or portfolios with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the portfolios in the Voya family of funds that are assigned to that IRC; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya portfolios, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya portfolios; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer.

The IRC E currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees serve as members of the IRC E: Ms. Baldwin and Messrs. Gavin and Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis.

The IRC F currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees serve as members of the IRC F: Ms. Pressler and Messrs. Boyer and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things:

(i)identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors/Trustees and recommending changes to the size or composition of the Board, as necessary;

(iii)monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director/Trustee policies and procedures based on rule changes and industry practices in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors/Trustees; (vii) overseeing the Board’s annual self-evaluation process;

(viii)developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Directors/Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the portfolios.

In evaluating potential candidates to fill Independent Director/Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Director/Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Director/Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director/Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors/Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Directors/Trustees, any such submission must be delivered to the Company’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Company with the Securities and Exchange Commission (“SEC”).

The Nominating and Governance Committee currently consists of all six (6) of the Independent Directors/Trustees of the Board. Mr. Gavin currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. No Board member attended fewer than 75% of the meetings of the Board and the Committee on which he or she serves during each Company’s most recent fiscal year. The number of times each Committee met during each Company’s last fiscal year is set forth on Appendix D.

Who are the officers of the Companies?

The Companies’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Companies, together with each such person’s position with the Companies and principal occupation for the last five years, are listed in Appendix E.

What are the officers paid for their services?

The Companies do not pay their officers for the services they provide to the Portfolios. Instead, the officers who are also officers or employees of the Adviser or its affiliates are compensated by the Adviser or its affiliates.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Directors/Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each Company will vote collectively as a single class on the election of each Nominee.

With respect to Voya Investors Trust, Voya Variable Insurance Trust and Voya Variable Products Trust, when a quorum is present, a plurality of the votes cast shall elect a Nominee. With respect to Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio and Voya Variable Funds, when a quorum is present, a majority of the votes present, either in person (virtually) or by proxy, shall elect a Nominee. With respect to Voya Partners, Inc. and Voya Variable Portfolios, Inc., a majority of the aggregate number of the votes entitled to be cast shall elect a Nominee.

Shareholders who vote “FOR” Proposal 1 will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Voting Instruction Card.

PROPOSAL 2 – APPROVAL OF A CHANGE OF SUB-

CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

VY® CBRE Real Estate Portfolio

What Is Proposal 2?

At a meeting on May 15 2025, the Board of Trustees of VY® CBRE Real Estate Portfolio (the “RE Portfolio”) approved, based upon the recommendation of the RE Portfolio’s investment adviser Voya Investments, LLC (“Voya Investments” or the “Adviser”) and the consideration of other factors, a change of RE Portfolio’s sub-classification (a “Change of Sub- Classification”) from “diversified” to “non-diversified,” as such terms are defined in the 1940 Act, subject to shareholder approval of the change. At the Meeting, the Change of Sub-Classification, including elimination of the related fundamental policy, will be submitted to the Portfolio’s shareholders for approval.

RE Portfolio is currently sub-classified as diversified for purposes of Section 5(b)(1) of the 1940 Act. In addition, RE Portfolio is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified portfolio.

As a diversified portfolio, the RE Portfolio is generally limited as to the amount it may invest in any single issuer. The 1940 Act requires that, to qualify as a “diversified” portfolio, a portfolio may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the portfolio (taken at current value) would be invested in the securities of that issuer or the portfolio would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of the portfolio’s total assets are not subject to this restriction. This means that, with respect to the remaining 25% of the portfolio’s total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities.

By changing its sub-classification to “non-diversified” and eliminating the related fundamental investment restriction, the RE Portfolio would no longer be subject to these limitations. Accordingly, the change would give the RE Portfolio the ability to invest a greater percentage of its assets in the securities of a smaller number of issuers or any one issuer than a diversified portfolio. Under the 1940 Act, shareholder approval is necessary for a change in sub-classification from “diversified” to “non-diversified.”

The RE Portfolio’s diversified sub-classification is reflected in a fundamental policy requiring it to meet the diversification requirement. The RE Portfolio’s policy is shown below:

VY® CBRE Real Estate Portfolio may not invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The vote to approve the Change of Sub-Classification will include a vote to eliminate this fundamental policy. If approved by shareholders at the meeting, the Change of Sub-Classification would take effect on November 1, 2025.

Why is a Change of Sub-Classification Proposed?

The RE Portfolio was historically classified as a non-diversified portfolio under the 1940 Act. However, after operating as a diversified portfolio for three years, the Portfolio’s classification was changed by operation of law under the 1940 Act on January 30, 2015. The Adviser believes changing the RE Portfolio back to a non-diversified portfolio will provide potential benefits to shareholders, including the potential for improved performance.

What is the impact on the risk profile of the RE Portfolio?

As a non-diversified portfolio, there is increased investment flexibility to invest a larger portion of a portfolio’s assets in securities of a smaller number of issuers, which makes a portfolio more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments in individual companies will have a greater effect on the portfolio’s performance.

How does the Board recommend that I vote?

Following its consideration of Voya Investments’ recommendation to approve the Proposal, the Board recommends that shareholders vote “FOR” the Proposal.

What factors were considered by the Board?

At a meeting held on May 15, 2025 (the "Board Meeting"), the Board evaluated and considered whether to approve the Change of Sub-Classification and recommended its approval to shareholders of the RE Portfolio. During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the proposed Change in Sub-Classification. The Board was provided with information both in writing and during oral presentations provided to the Board at the Board Meeting. After the presentations to and consideration by Board, the Board recommended approval of the Change of Sub-Classification. In reaching their decision to approve the Change in Sub-Classification and recommend its approval to shareholders of the RE Portfolio, no single factor was determinative in the Board’s analysis. Rather, the Trustees considered a variety of factors, including, without limitation, (1) the representations that the Adviser and the sub- adviser to RE Portfolio support this change, (2) the potential effects of the change of sub-classification on the RE Portfolio, and (3) the estimated costs of obtaining the required shareholder approval and implementing these changes and who would bear those costs. The Board further considered the Adviser's representation that the estimated cost of the proxy solicitation regarding this proposal would be considered an expense of RE Portfolio.

What is the required vote?

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of RE Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of RE Portfolio or (ii) 67% or more of the outstanding voting securities of RE Portfolio present at the Meeting if more than 50% of the outstanding voting securities of RE Portfolio are present at the Meeting in person (virtually) or represented by proxy. All shareholders of RE Portfolio vote together as a single class.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a joint special meeting of each Company’s shareholders, as well as votes specific to shareholders of RE Portfolio.

How is my proxy being solicited?

The Companies have retained Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies or voting instructions. The estimated cost associated with the solicitation under this Proxy Statement is $1,289,610, which will be borne by the Portfolios; provided, that, with respect to Proposal 1, due to the application of expense limitation arrangements or other management fee arrangements applicable for certain Portfolios, it is expected that the Adviser will bear a portion of the costs associated with this Proxy Statement. Proposal 2 described in this Proxy Statement will be paid for by VY® CBRE Real Estate Portfolio. As the date of the Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolios. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Voting Instruction Card, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Meeting, you may contact the Solicitor toll-free at 1-844-202-7120. In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Joanne F. Osberg and Todd Modic, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Companies a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person (virtually) may vote by ballot at the Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the Meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of each Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.

With respect to Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, the presence in person (virtually) or by proxy of one-fourth of the votes entitled to be case constitutes a quorum. With respect to Voya Investors Trust, the holders of thirty percent of the outstanding shares of each series or class present in person (virtually) or by proxy shall constitute a quorum. With respect to Voya Partners, Inc., the presence in person (virtually) or by proxy of shareholders entitled to cast a majority in number of votes shall constitute a quorum. With respect to Voya Variable Insurance Trust, one-third of shares entitled to vote in person (virtually) or by proxy shall constitute a quorum. With respect to Voya Variable Portfolios, Inc., the presence of shareholders, in person (virtually) or by proxy, of a majority of all the votes entitled to be cast shall be necessary to constitute a quorum for the transaction of business. With respect to Voya Variable Products Trust, the holders of a majority of outstanding shares present in person (virtually) or by proxy shall constitute a quorum.

Adjournments

If a quorum is not present at the Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, one or more adjournments of the Meeting may be proposed to permit additional time for the solicitation of proxies, in accordance with the organizational documents of each Company and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. Whether an abstention or broker non-vote is counted as a vote against a proposal depends on the specifics of the proposal, any relevant provision of a Company’s organizational documents, and the relevant state law.

With respect to Proposal One, for each of Voya Investors Trust, Voya Variable Insurance Trust and Voya Variable Products Trust, abstentions are disregarded. For each of the other Companies, abstentions are counted as a vote against. Because Proposal One is considered to be a “routine” voting item, the Companies do not expect to receive any broker non-votes for Proposal One at the Meeting.

With respect to Proposal Two, for Voya Investors Trust, abstentions and broker non-votes are counted as a vote against.

Additional Information

Variable Contract Holders can instruct their insurance company through which they hold beneficial interests in the Portfolios as to how to vote by completing, signing and returning the enclosed Voting Instruction Card(s) promptly in the enclosed envelope, or by attending the Meeting in person

(virtually) and voting. Joint owners should each sign the Voting Instruction Card(s).

Shares of the Portfolios are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An insurance company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of variable Contract Holders provide voting instructions. With respect to Portfolio shares held by unregistered Separate Accounts, an insurance company generally will only vote those Separate Account shares for which it receives instructions.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios and the number of shares for which instructions may be given for purposes of voting at the Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Meeting, he or she may submit the Voting Instruction Cards originally sent with the Proxy Statement or attend the Meeting in person (virtually). All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instruction Cards promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Meeting in person (virtually) and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instruction Cards. These options require shareholders to input a control number, which is located on your Voting Instruction Cards. After entering this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Voting Instruction Cards. Shareholders of the Portfolios whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee.

How many shares are outstanding?

Appendix F includes the shares outstanding for each Portfolio. Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of June 16, 2025, no current Director/Trustee owns 1% or more of the outstanding shares of each Portfolio, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of each Portfolio. Appendix G lists the persons that, as of June 16, 2025 owned beneficially or of record 5% or more of the outstanding shares of any class of each Portfolio.

Can shareholders submit proposals for a future shareholder meeting?

The Companies are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Who are the affiliated service providers to the Portfolios?

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

Voya Investments’ principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Who are the Companies’ independent public accountants?

The Board has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to each Company for the current fiscal year.

As part of its oversight of each Company’s financial statements, the Audit Committee reviewed and discussed with the Adviser and E&Y each Company’s audited financial statements for the most recently completed fiscal year. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y. Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Company’s Annual Reports to shareholders.

Submitted by the Audit Committee of the Board

Colleen D. Baldwin

Martin J. Gavin (Chairperson)

Christopher P. Sullivan

The fees paid to E&Y for professional audit services during each Company’s two most recent fiscal years, amounts billed for other services rendered by E&Y to each Company, and the aggregate non-audit fees billed by E&Y for services rendered to each Company, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to each Company for the two most recently completed fiscal years, are described in Appendix H.

All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Portfolio by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of each Portfolio provided by E&Y to the Adviser or any affiliate thereof that provides ongoing services to each Company (collectively, “Covered Services”). The Audit Committee has adopted pre- approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee has considered and will periodically consider whether E&Y’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Company that were not required to be pre- approved is compatible with maintaining the independence of E&Y.

Representatives of E&Y are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless a Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992- 0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Director/Trustee Such communications should be sent to the Companies’ Secretary at the address on the front of this Proxy Statement.

Who pays for this proxy solicitation?

The Portfolios will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses in connection with this proxy solicitation. Due to the operation of expense limitation agreements and other management fee arrangements, the Adviser will bear a portion of such expenses.

In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet.

Please follow the voting instructions as outlined on your Voting Instruction Card.

Joanne F. Osberg

Secretary

July 11, 2025

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: NOMINEES

Name, Address and	Position(s)	Term of Office	Principal Occupation(s)	Number	Other Board
Year of Birth	Held	and Length	During the Past 5 Years	of Portfolios	Positions Held
	with the	of Time		in the	by Directors/
	Company	Served1		Fund Complex	Trustees
Overseen by
Directors/Trustees2

Independent Nominees

Colleen D. Baldwin	Director/	Voya Government Money	President, Glantuam	131	Stanley Global
(1960)	Trustee	Market Portfolio, Voya	Partners, LLC, a business		Engineering
		Intermediate Bond Portfolio,	consulting firm		(2020
7337 East		Voya Variable Funds, and	(January 2009 – Present).		– Present).
Doubletree Ranch		Voya Variable Portfolios,
Road, Suite 100		Inc.: May 2013 – Present
Scottsdale, Arizona
85258-2034		Voya Investors Trust, Voya
Partners, Inc., Voya Variable
Insurance Trust, and Voya
Variable Products Trust:
November 2007 – Present

John V. Boyer	Director/	Voya Government Money	Retired.	131	None.
(1953)	Trustee	Market Portfolio, Voya
Intermediate Bond Portfolio,
7337 East		Voya Variable Funds, and
Doubletree Ranch		Voya Variable Portfolios,
Road, Suite 100		Inc.: May 2013 – Present
Scottsdale, Arizona
85258-2034		Voya Investors Trust, Voya
Variable Insurance Trust, and
Voya Variable Products
Trust: January 2005 –
Present
Voya Partners, Inc.:
November 1997 – Present

Jody T. Foster	None	N/A	Founder and Chief	N/A	Hussman Funds
(1969)			Executive Officer of		(2016 – Present);
			Symphony Consulting, a		Diamond Hill
7337 East			provider of recruiting		Funds (2022 –
Doubletree Ranch			services to investment		Present).
Road, Suite 100			management firms (2010 –
Scottsdale, Arizona			Present).
85258-2034

Martin J. Gavin	Director/	August 2015 – Present	Retired.	131	None.
(1950)	Trustee
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Dennis Johnson	None	N/A	Non-Executive Director,	N/A	None.
(1960)			Namib
Minerals (April 2025 –
7337 East			Present). Formerly,
Doubletree Ranch			Independent Director,
Road, Suite 100			EasyKnock (December 2023
Scottsdale, Arizona			– November 2024); Director
85258-2034			of Investments, West Coast
Financial (May 2022 –
December 2023);
Independent Director, Glass
Lewis & Co. (March 2022 –
November 2023).

Joseph E. Obermeyer	Chairperson	January 1, 2025 – Present	President, Obermeyer &	131	None.
(1957)			Associates, Inc., a provider
	Director/	Voya Government Money	of
7337 East	Trustee	Market Portfolio, Voya	financial and economic
Doubletree Ranch		Intermediate Bond Portfolio,	consulting services
Road, Suite 100		Voya Variable Funds, and	(November
Scottsdale, Arizona		Voya Variable Portfolios,	1999 – December 2024).
85258-2034		Inc.: January 2003 – Present
Voya Investors Trust, Voya
Partners, Inc., Voya Variable
Insurance Trust, and Voya
Variable Products Trust: May
2013 – Present

Sheryl K. Pressler	Director/	Voya Government Money	Consultant (May 2001 -	131	None.
(1950)	Trustee	Market Portfolio, Voya	Present).
Intermediate Bond Portfolio,
7337 East		Voya Variable Funds, and
Doubletree Ranch		Voya Variable Portfolios,
Road, Suite 100		Inc.: May 2013 – Present
Scottsdale, Arizona
85258-2034		Voya Investors Trust, Voya
Partners, Inc., Voya Variable
Insurance Trust, and Voya
Variable Products Trust:
January 2006 – Present

Christopher P.	Director/	October 2015 – Present	Retired.	131	None.
Sullivan	Trustee
(1954)
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Mark R. Wetzel	None	N/A	Retired. Formerly,	N/A	None.
(1961)			President,
Fiducient Advisors, an
7337 East			investment adviser (April
Doubletree Ranch			2006 – May 2024).
Road, Suite 100
Scottsdale, Arizona
85258-2034

Interested Nominee

Christian G. Wilson	None	N/A	Head of Product and	131	Voya Funds
(1968)			Strategy, Voya Investment		Services, LLC,
			Management (June 2024 –		Voya Capital,
7337 East			Present). President and		LLC, and Voya
Doubletree Ranch			Chief Executive Officer,		Investments,
Road, Suite 100			Voya Funds Services, LLC,		LLC (September
Scottsdale, Arizona			Voya Capital, LLC, and		2024 – Present).
85258-2034			Voya Investments, LLC
(September 2024 – Present).
Formerly, Head of Global
Client Portfolio
Management, Voya
Investment Management
(March 2023 – June 2024);
Head of Fixed Income
Client Portfolio
Management, Voya
Investment Management
(July 2017 – March 2023).

1Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

2For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2025.

APPENDIX B: COMPENSATION OF DIRECTORS/TRUSTEES

The following table sets forth compensation information (excluding travel expenses) relating to the Directors/Trustees for the fiscal year ended December 31, 2024. “None” in the table indicates that, because the Fund was not in operation during the fiscal year ended December 31, 2024, no Director/Trustee received any compensation from the Fund during that time.

Portfolio			Independent Directors/Trustees/Nominees
	Colleen D.	John V.	Martin J.	Joseph E.	Sheryl K.	Christopher P.
	Baldwin	Boyer	Gavin	Obermeyer	Pressler	Sullivan
Voya Balanced Income Portfolio
	$1,721.00	$1,459.03	$1,459.03	$1,459.03	$1,590.02	$1,459.03
Voya Global Bond Portfolio	$692.99	$585.28	$585.28	$585.28	$639.13	$585.28
Voya Global High Dividend Low Volatility	$2,373.92	$2,005.17	$2,005.17	$2,005.17	$2,189.55	$2,005.17
Portfolio

Voya Global Insights Portfolio	$5,568.09	$4,703.07	$4,703.07	$4,703.07	$5,135.58	$4,703.07
Voya Global Perspectives® Portfolio	$307.56	$259.79	$259.79	$259.79	$283.67	$259.79
Voya Government Liquid Assets Portfolio	$5,228.49	$4,417.23	$4,417.23	$4,417.23	$4,822.86	$4,417.23
Voya Government Money Market Portfolio	$3,990.42	$3,371.02	$3,371.02	$3,371.02	$3,680.72	$3,371.02
Voya Growth and Income Portfolio	$10,896.49	$9,209.06	$9,209.06	$9,209.06	$10,052.77	$9,209.06
Voya High Yield Portfolio	$1,873.41	$1,581.07	$1,581.07	$1,581.07	$1,727.24	$1,581.07
Voya Index Plus LargeCap Portfolio	$4,107.27	$3,468.69	$3,468.69	$3,468.69	$3,787.98	$3,468.69
Voya Index Plus MidCap Portfolio	$2,424.83	$2,048.37	$2,048.37	$2,048.37	$2,236.60	$2,048.37
Voya Index Plus SmallCap Portfolio	$1,119.84	$945.95	$945.95	$945.95	$1,032.89	$945.95
Voya Index Solution 2025 Portfolio	$5,107.44	$4,313.40	$4,313.40	$4,313.40	$4,710.42	$4,313.40
Voya Index Solution 2030 Portfolio	$4,556.60	$3,849.24	$3,849.24	$3,849.24	$4,202.92	$3,849.24
Voya Index Solution 2035 Portfolio	$7,577.57	$6,401.54	$6,401.54	$6,401.54	$6,989.56	$6,401.54
Voya Index Solution 2040 Portfolio	$4,763.27	$4,024.79	$4,024.79	$4,024.79	$4,394.03	$4,024.79
Voya Index Solution 2045 Portfolio	$6,141.75	$5,188.94	$5,188.94	$5,188.94	$5,665.35	$5,188.94
Voya Index Solution 2050 Portfolio	$3,962.31	$3,348.29	$3,348.29	$3,348.29	$3,655.30	$3,348.29
Voya Index Solution 2055 Portfolio	$4,030.70	$3,405.75	$3,405.75	$3,405.75	$3,718.22	$3,405.75
Voya Index Solution 2060 Portfolio	$2,415.32	$2,041.28	$2,041.28	$2,041.28	$2,228.30	$2,041.28
Voya Index Solution 2065 Portfolio	$567.42	$479.81	$479.81	$479.81	$523.62	$479.81
Voya Index Solution 2070 Portfolio	None	None	None	None	None	None
Voya Index Solution Income Portfolio	$3,143.15	$2,654.16	$2,654.16	$2,654.16	$2,898.65	$2,654.16
Voya Inflation Protected Bond Plus Portfolio	$1,036.15	$875.18	$875.18	$875.18	$955.67	$875.18
Voya Intermediate Bond Portfolio	$9,146.93	$7,703.84	$7,703.84	$7,703.84	$8,425.38	$7,703.84
Voya International High Dividend Low	$1,541.08	$1,301.62	$1,301.62	$1,301.62	$1,421.35	$1,301.62
Volatility Portfolio
Voya International Index Portfolio	$5,709.23	$4,822.93	$4,822.93	$4,822.93	$5,266.08	$4,822.93
Voya Large Cap Growth Portfolio	$18,225.82	$15,358.66	$15,358.66	$15,358.66	$16,792.24	$15,358.66
Voya Large Cap Value Portfolio	$2,820.07	$2,382.31	$2,382.31	$2,382.31	$2,601.19	$2,382.31
Voya Limited Maturity Bond Portfolio	$1,552.52	$1,310.91	$1,310.91	$1,310.91	$1,431.71	$1,310.91
Voya MidCap Opportunities Portfolio	$5,253.69	$4,437.12	$4,437.12	$4,437.12	$4,845.41	$4,437.12
Voya Retirement Aggressive Portfolio	$8,935.08	$7,547.09	$7,547.09	$7,547.09	$8,241.09	$7,547.09
Voya Retirement Conservative Portfolio	$1,362.57	$1,150.68	$1,150.68	$1,150.68	$1,256.63	$1,150.68
Voya Retirement Moderate Portfolio	$3,334.79	$2,816.68	$2,816.68	$2,816.68	$3,075.74	$2,816.68
Voya Retirement Moderately Aggressive	$6,081.99	$5,137.19	$5,137.19	$5,137.19	$5,609.59	$5,137.19
Portfolio

Voya Russell™ Large Cap Growth Index	$8,020.96	$6,769.90	$6,769.90	$6,769.90	$7,395.43	$6,769.90
Portfolio
Voya Russell™ Large Cap Index Portfolio	$9,195.73	$7,743.16	$7,743.16	$7,743.16	$8,469.45	$7,743.16
Voya Russell™ Large Cap Value Index	$4,707.74	$3,957.74	$3,957.74	$3,957.74	$4,332.74	$3,957.74
Portfolio
Voya Russell™ Mid Cap Growth Index	$4,689.98	$3,961.29	$3,961.29	$3,961.29	$4,325.64	$3,961.29
Portfolio

Voya Russell™ Mid Cap Index Portfolio	$4,790.25	$4,047.47	$4,047.47	$4,047.47	$4,418.86	$4,047.47
Voya Russell™ Small Cap Index Portfolio	$2,879.54	$2,432.63	$2,432.63	$2,432.63	$2,656.08	$2,432.63
Voya Small Company Portfolio	$1,426.73	$1,205.36	$1,205.36	$1,205.36	$1,316.04	$1,205.36
Voya SmallCap Opportunities Portfolio	$1,033.07	$872.95	$872.95	$872.95	$953.01	$872.95
Voya Solution 2025 Portfolio	$2,048.48	$1,729.87	$1,729.87	$1,729.87	$1,889.17	$1,729.87
Voya Solution 2030 Portfolio	$266.11	$224.83	$224.83	$224.83	$245.47	$224.83
Voya Solution 2035 Portfolio	$2,851.90	$2,408.98	$2,408.98	$2,408.98	$2,630.44	$2,408.98
Voya Solution 2040 Portfolio	$211.73	$178.97	$178.97	$178.97	$195.35	$178.97
Voya Solution 2045 Portfolio	$2,228.29	$1,882.36	$1,882.36	$1,882.36	$2,055.32	$1,882.36
Voya Solution 2050 Portfolio	$190.87	$161.30	$161.30	$161.30	$176.09	$161.30
Voya Solution 2055 Portfolio	$823.63	$695.72	$695.72	$695.72	$759.67	$695.72
Voya Solution 2060 Portfolio	$134.78	$113.91	$113.91	$113.91	$124.34	$113.91
Voya Solution 2065 Portfolio	$78.97	$66.77	$66.77	$66.77	$72.87	$66.77
Voya Solution 2070 Portfolio	None	None	None	None	None	None
Voya Solution Aggressive Portfolio	$488.59	$415.31	$415.31	$415.31	$451.95	$415.31
Voya Solution Balanced Portfolio	$536.98	$455.90	$455.90	$455.90	$496.44	$455.90
Voya Solution Conservative Portfolio	$236.50	$201.34	$201.34	$201.34	$218.92	$201.34
Voya Solution Income Portfolio	$830.06	$700.87	$700.87	$700.87	$765.46	$700.87
Voya Solution Moderately Aggressive	$2,304.75	$1,946.91	$1,946.91	$1,946.91	$2,125.83	$1,946.91
Portfolio
Voya U.S. Bond Index Portfolio	$7,730.54	$6,529.68	$6,529.68	$6,529.68	$7,130.11	$6,529.68
Voya U.S. Stock Index Portfolio	$21,064.08	$17,791.63	$17,791.63	$17,791.63	$19,427.85	$17,791.63
Voya VACS Index Series EM Portfolio	$1,664.37	$1,406.20	$1,406.20	$1,406.20	$1,535.29	$1,406.20
Voya VACS Index Series I Portfolio	$7,923.02	$6,693.22	$6,693.22	$6,693.22	$7,308.12	$6,693.22
Voya VACS Index Series MC Portfolio	$2,317.44	$1,956.85	$1,956.85	$1,956.85	$2,137.15	$1,956.85
Voya VACS Index Series S Portfolio	$18,342.05	$15,498.76	$15,498.76	$15,498.76	$16,920.40	$15,498.76
Voya VACS Index Series SC Portfolio	$1,482.88	$1,252.77	$1,252.77	$1,252.77	$1,367.83	$1,252.77
VY® American Century Small-Mid Cap Value	$1,485.19	$1,254.66	$1,254.66	$1,254.66	$1,369.93	$1,254.66
Portfolio
VY® Baron Growth Portfolio	$2,266.27	$1,914.13	$1,914.13	$1,914.13	$2,090.20	$1,914.13
VY® BrandywineGLOBAL – Bond Portfolio	$1,063.95	$898.42	$898.42	$898.42	$981.18	$898.42
VY® CBRE Global Real Estate Portfolio	$864.07	$730.08	$730.08	$730.08	$797.08	$730.08
VY® CBRE Real Estate Portfolio	$866.07	$731.71	$731.71	$731.71	$798.89	$731.71
VY® Columbia Contrarian Core Portfolio	$357.62	$302.19	$302.19	$302.19	$329.91	$302.19
VY® Columbia Small Cap Value II Portfolio	$688.37	$581.33	$581.33	$581.33	$634.85	$581.33
VY® Invesco Comstock Portfolio	$1,188.60	$1,003.81	$1,003.81	$1,003.81	$1,096.21	$1,003.81
VY® Invesco Equity and Income Portfolio	$4,188.47	$3,528.53	$3,528.53	$3,528.53	$3,858.50	$3,528.53
VY® Invesco Growth and Income Portfolio	$1,553.24	$1,307.83	$1,307.83	$1,307.83	$1,430.53	$1,307.83
VY® JPMorgan Emerging Markets Equity	$1,396.60	$1,179.65	$1,179.65	$1,179.65	$1,288.12	$1,179.65
Portfolio
VY® JPMorgan Mid Cap Value Portfolio	$1,467.06	$1,239.19	$1,239.19	$1,239.19	$1,353.13	$1,239.19
VY® JPMorgan Small Cap Core Equity	$2,113.78	$1,785.59	$1,785.59	$1,785.59	$1,949.69	$1,785.59
Portfolio
VY® Morgan Stanley Global Franchise	$1,496.62	$1,264.12	$1,264.12	$1,264.12	$1,380.37	$1,264.12
Portfolio

VY® T. Rowe Price Capital Appreciation	$37,941.80	$32,020.43	$32,020.43	$32,020.43	$34,981.11	$32,020.43
Portfolio
VY® T. Rowe Price Diversified Mid Cap	$5,246.32	$4,432.25	$4,432.25	$4,432.25	$4,839.28	$4,432.25
Growth Portfolio

VY® T. Rowe Price Equity Income Portfolio	$1,678.58	$1,418.02	$1,418.02	$1,418.02	$1,548.30	$1,418.02
VY® T. Rowe Price Growth Equity Portfolio	$7,372.01	$6,227.75	$6,227.75	$6,227.75	$6,799.88	$6,227.75
Total Compensation from the Portfolios	$450,000	$380,000	$380,000	$380,0001	$415,000	$380,000
1	During the fiscal year ended December 31, 2024, Mr. Obermeyer deferred $38,000 of his compensation from the Voya family of funds.

APPENDIX C: DIRECTOR/TRUSTEE BENEFICIAL OWNERSHIP OF PORTFOLIO SHARES

As of December 31, 2024, none of the Directors/Trustees or Director/Trustee Nominees beneficially owned shares of the Portfolios. The following table shows the dollar range of shares beneficially owned by the Directors/Trustees or Director/Trustee Nominees in the aggregate across the Fund Complex as of December 31, 2024.

Interested
Director/
Trustee/
Portfolio	Independent Directors/Trustees/Nominees	Nominee
	Colleen D.	John V.
	Baldwin	Boyer

Aggregate	Over	Over
Across the	$100,0001	$100,0001
Fund
Complex
Jody T.	Martin J.	Dennis	Joseph E.	Sheryl K.	Christopher	Mark R.	Christian G.
Foster	Gavin	Johnson	Obermeyer	Pressler	P. Sullivan	Wetzel	Wilson

Over	Over	None	Over	Over	Over	None	Over
$100,000	$100,0001		$100,0001	$100,0001	$100,000		$100,000

1 Includes the value of shares in which a Director/Trustee/Nominee has an indirect interest through a deferred compensation plan and/or 401(k) plan.

APPENDIX D: NUMBER OF COMMITTEE MEETINGS

The below table sets forth the number of committee meetings for each Company as of such Company’s most recently completed fiscal year.

			Investment	Investment
		Nominating and	Review	Review	Contracts	Compliance
Company	Audit Committee	Governance	Committee E	Committee F	Committee	Committee

Voya Government
Money Market	5	3	5	5	5	4
Portfolio
Voya Intermediate	5	3	5	5	5	4
Bond Portfolio

Voya Investors Trust	5	3	5	5	5	4
Voya Partners, Inc.	5	3	5	5	5	4
Voya Variable Funds	5	3	5	5	5	4
Voya Variable	5	3	5	5	5	4
Insurance Trust

Voya Variable	5	3	5	5	5	4
Portfolios, Inc.

Voya Variable	5	3	5	5	5	4
Products Trust

APPENDIX E: EXECUTIVE OFFICERS OF THE COMPANIES

Name, Address and	Position(s) Held	Term of Office and	Principal Occupation(s) During the Past 5
Year of Birth	with the Company	Length of Time Served1	Years

Christian G. Wilson	President and	September 2024 –	Director, President, and Chief Executive
(1968)	Chief/Principal	Present	Officer, Voya Funds Services, LLC, Voya
	Executive Officer		Capital, LLC, and Voya Investments, LLC
5780 Powers Ferry			(September 2024 – Present); Head of Product
Road NW			and Strategy, Voya Investment Management
Atlanta, Georgia			(June 2024 – Present). Formerly, Head of
30327			Global Client Portfolio Management, Voya
Investment Management (March 2023 – June
2024); Head of Fixed Income Client Portfolio
Management, Voya Investment Management
(July 2017 – March 2023).

Jonathan Nash	Executive Vice	March 2020 – Present	Head of Investment Risk for Equity and Funds,

(1967)	President		Voya Investment Management (April 2024 –
Present); Executive Vice President and Chief
200 Park Avenue	Chief Investment		Investment Risk Officer, Voya Investments,
New York, New York	Risk Officer		LLC (March 2020 – Present); Formerly, Senior
10169			Vice President, Investment Risk
Management, Voya Investment Management
(March 2017 – March 2024).

Steven Hartstein	Chief Compliance	December 2022 –	Senior Vice President, Voya Investment
(1963)	Officer	Present	Management (December 2022 – Present).
Formerly, Head of Funds Compliance,
200 Park Avenue			Brighthouse Financial, Inc.; and Chief
New York, New York			Compliance Officer, Brighthouse Funds and
10169			Brighthouse Investment Advisers, LLC (March
2017 – December 2022).

Todd Modic	Senior Vice	March 2005 – Present	Director and Senior Vice President, Voya

(1967)	President,		Capital, LLC and Voya Funds Services, LLC
	Chief/Principal		(September 2022 – Present); Director, Voya
7337 East	Financial Officer		Investments, LLC (September 2022 – Present);
Doubletree Ranch	and Assistant		Senior Vice President, Voya Investments, LLC
Road, Suite 100	Secretary		(April 2005 – Present). Formerly, President,
Scottsdale, Arizona			Voya Funds Services, LLC (March 2018 –
85258-2034			September 2022).

Kimberly A. Anderson	Senior Vice	Voya Government Money	Senior Vice President, Voya Investments, LLC
(1964)	President	Market Portfolio; Voya	(September 2003 – Present).
Intermediate Bond Portfolio;
7337 East		Voya Investors Trust; Voya
Doubletree Ranch		Variable Funds; Voya
Road, Suite 100		Variable Insurance Trust;
Scottsdale, Arizona		Voya Variable Products Trust;
85258-2034		and Voya Variable Portfolios,
Inc: December 2003 – Present
Voya Partners, Inc.: March
2005 – Present

Sara M. Donaldson	Senior Vice	June 2022 – Present	Senior Vice President, Voya Investments, LLC

(1959)	President		(February 2022 – Present); Senior Vice
President, Head of Active Ownership, Voya
7337 East			Investment Management (September 2021 –
Doubletree Ranch			Present). Formerly, Vice President, Voya
Road, Suite 100			Investments, LLC (October 2015 – February
Scottsdale, Arizona			2022); Vice President, Head of Proxy Voting,
85258-2034			Voya Investment Management (October 2015 –
August 2021).

Jason Kadavy	Senior Vice	September 2023 –	Senior Vice President, Voya Investments, LLC
(1976)	President	Present	and Voya Funds Services, LLC (September
2023 – Present). Formerly, Vice President,
7337 East			Voya Investments, LLC (October 2015 –
Doubletree Ranch			September 2023); Vice President, Voya Funds
Road, Suite 100			Services, LLC (July 2007 – September 2023).
Scottsdale, Arizona
85258-2034

Joanne F. Osberg	Senior Vice	March 2023 – Present	Senior Vice President and Chief Counsel, Voya

(1982)	President		Investment Management - Mutual Fund Legal
Department, and Senior Vice President and
7337 East	Secretary	September 2020 –	Secretary, Voya Investments, LLC, Voya
Doubletree Ranch		Present	Capital, LLC, and Voya Funds Services, LLC
Road, Suite 100			(March 2023 – Present). Formerly, Secretary,
Scottsdale, Arizona			Voya Capital, LLC (August 2022 – March
85258-2034			2023); Vice President and Secretary, Voya
Investments, LLC and Voya Funds Services,
LLC and Vice President and Senior Counsel,
Voya Investment Management – Mutual Fund
Legal Department (September 2020 – March
2023); Vice President and Counsel, Voya
Investment Management – Mutual Fund Legal
Department (January 2013 – September 2020).

Andrew K. Schlueter	Senior Vice	June 2022 – Present	Senior Vice President, Head of Investment
(1976)	President		Operations Support, Voya Investment
Management (April 2023 – Present); Vice
7337 East			President, Voya Investments Distributor, LLC
Doubletree Ranch			(April 2018 – Present); Vice President, Voya
Road, Suite 100			Investments, LLC and Voya Funds Services,
Scottsdale, Arizona			LLC (March 2018 – Present). Formerly, Senior
85258-2034			Vice President, Head of Mutual Fund
Operations, Voya Investment Management
(March 2022 – March 2023); Vice President,
Head of Mutual Fund Operations, Voya
Investment Management (February 2018 –
February 2022).

Robert Terris	Senior Vice	Voya Investors Trust; Voya	Senior Vice President, Head of Future State

(1970)	President	Partners, Inc.; Voya Variable	Operating Model Design, Voya Investment
		Insurance Trust; Voya	Management (April 2023 – Present); Senior
5780 Powers Ferry		Variable Products Trust: May	Vice President, Voya Investments, LLC and
Road NW		2006 – Present	Voya Investments Distributor, LLC (April 2018
Atlanta, Georgia			– Present); Senior Vice President, Voya Funds
30327		Voya Government Money	Services, LLC (March 2006 – Present).
Market Portfolio; Voya
Intermediate Bond Portfolio;
Voya Variable Funds; and
Voya Variable Portfolios, Inc.:
June 2006 – Present

Fred Bedoya	Vice President,	September 2012 –	Vice President, Voya Investments, LLC
(1973)	Principal	Present	(October 2015 – Present); Vice President, Voya
	Accounting Officer		Funds Services, LLC (July 2012 – Present).
7337 East	and Treasurer
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Robyn L. Ichilov	Vice President	Voya Government Money	Vice President Voya Investments, LLC (August

(1967)		Market Portfolio; Voya	1997 – Present); Vice President, Voya Funds
		Intermediate Bond Portfolio;	Services, LLC (November 1995 – Present).
7337 East		Voya Variable Funds; Voya
Doubletree Ranch		Variable Insurance Trust; and
Road, Suite 100		Voya Variable Portfolios, Inc.:
Scottsdale, Arizona		March 2002 – Present
85258-2034
Voya Investors Trust and
Voya Variable Products Trust:
November 1999 – Present
Voya Partners, Inc.: January
2005 – Present

Erica McKenna	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund
(1972)			Compliance and Chief Compliance Officer,
Voya Investments, LLC (May 2022 – Present).
7337 East			Formerly, Vice President, Fund Compliance
Doubletree Ranch			Manager, Voya Investments, LLC (March 2021
Road, Suite 100			– May 2022); Assistant Vice President, Fund
Scottsdale, Arizona			Compliance Manager, Voya Investments, LLC
85258-2034			(December 2016 – March 2021).

Craig Wheeler	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya

(1969)			Investments, LLC (October 2015 – Present).
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Gizachew Wubishet	Vice President	March 2024 – Present	Vice President and Counsel, Voya Investment
(1976)			Management – Mutual Fund Legal Department
	Assistant		(March 2024 – Present). Formerly, Assistant
7337 East	Secretary	June 2022 – Present	Vice President and Counsel, Voya Investment
Doubletree Ranch			Management - Mutual Fund Legal Department
Road, Suite 100			(May 2019 – February 2024).
Scottsdale, Arizona
85258-2034

Nicholas C.D. Ward	Assistant Vice	June 2022 – Present	Assistant Vice President and Counsel, Voya

(1993)	President and		Investment Management – Mutual Fund Legal
	Assistant		Department (March 2024 – Present); Formerly,
7337 East	Secretary		Counsel, Voya Investment Management –
Doubletree Ranch			Mutual Fund Legal Department (November
Road, Suite 100			2021 – February 2024); Associate, Dechert
Scottsdale, Arizona			LLP (October 2018 – November 2021).
85258-2034

Monia Piacenti	Anti-Money	June 2018 – Present	Compliance Manager, Voya Financial, Inc.
(1976)	Laundering		(March 2023 – Present); Anti-Money
	Officer		Laundering Officer, Voya Investments
One Orange Way			Distributor, LLC, Voya Investment
Windsor, Connecticut			Management, and Voya Investment
06095			Management Trust Co. (June 2018 – Present);
Formerly, Compliance Consultant Voya
Financial, Inc. (January 2019 – February 2023).

1 The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

APPENDIX F: SHARES OUTSTANDING

	Total Portfolio	Total Class
Portfolio Name	Shares	Shares
VOYA BALANCED INCOME PORTFOLIO ADVISER	49,690,727.917	4,526,753.141
VOYA BALANCED INCOME PORTFOLIO INITIAL	49,690,727.917	29,627,162.078
VOYA BALANCED INCOME PORTFOLIO S2	49,690,727.917	215,154.256
VOYA BALANCED INCOME PORTFOLIO SERVICE	49,690,727.917	15,321,658.442

VOYA GLOBAL BOND PORTFOLIO ADVISER	12,421,433.175	1,529,806.060
VOYA GLOBAL BOND PORTFOLIO INITIAL	12,421,433.175	8,848,912.076
VOYA GLOBAL BOND PORTFOLIO SERVICE	12,421,433.175	2,042,715.039

VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY PORT ADV	40,134,579.685	1,114,582.916
VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT INITIAL	40,134,579.685	11,232,234.341
VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT SERVICE	40,134,579.685	27,775,065.798
VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY PORT S2	40,134,579.685	12,696.630

VOYA GLOBAL INSIGHTS PORTFOLIO ADVISER	114,713,146.741	13,590,911.686
VOYA GLOBAL INSIGHTS PORTFOLIO INITIAL	114,713,146.741	88,916,875.332
VOYA GLOBAL INSIGHTS PORTFOLIO S2	114,713,146.741	356,864.087
VOYA GLOBAL INSIGHTS PORTFOLIO SERVICE	114,713,146.741	11,848,495.636

VOYA GLOBAL PERSPECTIVES PORTFOLIO ADVISER	6,309,343.234	5,500,171.117
VOYA GLOBAL PERSPECTIVES PORTFOLIO INITIAL	6,309,343.234	803,263.565
VOYA GLOBAL PERSPECTIVES PORTFOLIO SERVICE	6,309,343.234	5,908.552

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO INITIAL	1,274,602,982.450	168,719,434.400
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO S2	1,274,602,982.450	860,645,616.800
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO SERVICE	1,274,602,982.450	245,237,931.250

VOYA GOVERNMENT MONEY MARKET PORTFOLIO INITIAL	920,187,706.500	920,187,706.500

VOYA GROWTH AND INCOME PORTFOLIO ADVISER	116,404,618.109	4,419,123.689
VOYA GROWTH AND INCOME PORTFOLIO INITIAL	116,404,618.109	110,411,171.558
VOYA GROWTH AND INCOME PORTFOLIO S2	116,404,618.109	39,396.154
VOYA GROWTH AND INCOME PORTFOLIO SERVICE	116,404,618.109	1,534,926.708

VOYA HIGH YIELD PORTFOLIO ADVISER	35,928,011.478	6,419,241.143
VOYA HIGH YIELD PORTFOLIO INITIAL	35,928,011.478	26,632,749.941
VOYA HIGH YIELD PORTFOLIO S2	35,928,011.478	176,536.422
VOYA HIGH YIELD PORTFOLIO SERVICE	35,928,011.478	2,699,483.972

VOYA INDEX PLUS LARGECAP PORTFOLIO ADVISOR	31,978,540.448	46,312.514
VOYA INDEX PLUS LARGECAP PORTFOLIO INITIAL	31,978,540.448	31,414,382.620
VOYA INDEX PLUS LARGECAP PORTFOLIO SERVICE	31,978,540.448	517,845.314

VOYA INDEX PLUS MIDCAP PORTFOLIO INITIAL	39,234,900.061	36,433,885.847
VOYA INDEX PLUS MIDCAP PORTFOLIO SERVICE	39,234,900.061	2,801,014.214

VOYA INDEX PLUS SMALLCAP PORTFOLIO INITIAL	17,626,273.481	16,069,778.592
VOYA INDEX PLUS SMALLCAP PORTFOLIO SERVICE	17,626,273.481	1,556,494.889

VOYA INDEX SOLUTION 2025 PORTFOLIO ADVISER	79,723,410.189	7,496,759.346
VOYA INDEX SOLUTION 2025 PORTFOLIO INITIAL	79,723,410.189	3,449,396.035
VOYA INDEX SOLUTION 2025 PORTFOLIO S2	79,723,410.189	1,315,120.370
VOYA INDEX SOLUTION 2025 PORTFOLIO SERVICE	79,723,410.189	6,845,643.576
VOYA INDEX SOLUTION 2025 PORTFOLIO Z	79,723,410.189	60,616,490.862

VOYA INDEX SOLUTION 2030 PORTFOLIO ADVISER	53,831,453.207	1,843,549.155
VOYA INDEX SOLUTION 2030 PORTFOLIO INITIAL	53,831,453.207	921,329.157
VOYA INDEX SOLUTION 2030 PORTFOLIO S2	53,831,453.207	255,488.575
VOYA INDEX SOLUTION 2030 PORTFOLIO SERVICE	53,831,453.207	994,597.902
VOYA INDEX SOLUTION 2030 PORTFOLIO Z	53,831,453.207	49,816,488.418

VOYA INDEX SOLUTION 2035 PORTFOLIO ADVISER	123,589,418.048	8,621,026.470
VOYA INDEX SOLUTION 2035 PORTFOLIO INITIAL	123,589,418.048	4,787,326.231
VOYA INDEX SOLUTION 2035 PORTFOLIO S2	123,589,418.048	2,203,290.381
VOYA INDEX SOLUTION 2035 PORTFOLIO SERVICE	123,589,418.048	6,791,749.214
VOYA INDEX SOLUTION 2035 PORTFOLIO Z	123,589,418.048	101,186,025.752

VOYA INDEX SOLUTION 2040 PORTFOLIO ADVISER	51,454,258.086	1,551,740.707
VOYA INDEX SOLUTION 2040 PORTFOLIO INITIAL	51,454,258.086	870,785.323
VOYA INDEX SOLUTION 2040 PORTFOLIO S2	51,454,258.086	408,461.225
VOYA INDEX SOLUTION 2040 PORTFOLIO SERVICE	51,454,258.086	864,013.097
VOYA INDEX SOLUTION 2040 PORTFOLIO Z	51,454,258.086	47,759,257.734

VOYA INDEX SOLUTION 2045 PORTFOLIO ADVISER	92,484,436.942	6,998,620.962
VOYA INDEX SOLUTION 2045 PORTFOLIO INITIAL	92,484,436.942	4,034,838.809
VOYA INDEX SOLUTION 2045 PORTFOLIO S2	92,484,436.942	1,752,771.402
VOYA INDEX SOLUTION 2045 PORTFOLIO SERVICE	92,484,436.942	4,441,432.610
VOYA INDEX SOLUTION 2045 PORTFOLIO Z	92,484,436.942	75,256,773.159

VOYA INDEX SOLUTION 2050 PORTFOLIO ADVISER	41,663,755.298	1,221,865.353
VOYA INDEX SOLUTION 2050 PORTFOLIO INITIAL	41,663,755.298	1,115,755.932
VOYA INDEX SOLUTION 2050 PORTFOLIO S2	41,663,755.298	372,917.056
VOYA INDEX SOLUTION 2050 PORTFOLIO SERVICE	41,663,755.298	585,243.624
VOYA INDEX SOLUTION 2050 PORTFOLIO Z	41,663,755.298	38,367,973.333

VOYA INDEX SOLUTION 2055 PORTFOLIO ADVISER	45,579,240.751	2,998,132.405
VOYA INDEX SOLUTION 2055 PORTFOLIO INITIAL	45,579,240.751	3,089,879.098
VOYA INDEX SOLUTION 2055 PORTFOLIO S2	45,579,240.751	948,005.029
VOYA INDEX SOLUTION 2055 PORTFOLIO SERVICE	45,579,240.751	2,210,554.524
VOYA INDEX SOLUTION 2055 PORTFOLIO Z	45,579,240.751	36,332,669.695

VOYA INDEX SOLUTION 2060 PORTFOLIO ADVISOR	33,926,238.031	1,263,073.570
VOYA INDEX SOLUTION 2060 PORTFOLIO INITIAL	33,926,238.031	2,652,921.231
VOYA INDEX SOLUTION 2060 PORTFOLIO S2	33,926,238.031	269,098.489
VOYA INDEX SOLUTION 2060 PORTFOLIO SERVICE	33,926,238.031	546,507.190
VOYA INDEX SOLUTION 2060 PORTFOLIO Z	33,926,238.031	29,194,637.551

VOYA INDEX SOLUTION 2065 PORTFOLIO ADVISOR	12,014,089.948	420,256.141
VOYA INDEX SOLUTION 2065 PORTFOLIO INITIAL	12,014,089.948	1,552,872.084
VOYA INDEX SOLUTION 2065 PORTFOLIO S2	12,014,089.948	131,891.155
VOYA INDEX SOLUTION 2065 PORTFOLIO SERVICE	12,014,089.948	270,721.828
VOYA INDEX SOLUTION 2065 PORTFOLIO Z	12,014,089.948	9,638,348.740

VOYA INDEX SOLUTION INCOME PORTFOLIO ADVISER	53,637,722.961	2,766,403.757
VOYA INDEX SOLUTION INCOME PORTFOLIO INITIAL	53,637,722.961	1,060,073.799
VOYA INDEX SOLUTION INCOME PORTFOLIO S2	53,637,722.961	248,178.065
VOYA INDEX SOLUTION INCOME PORTFOLIO SERVICE	53,637,722.961	7,851,386.320
VOYA INDEX SOLUTION INCOME PORTFOLIO Z	53,637,722.961	41,711,681.020

VOYA INFLATION PROTECTED BOND PLUS PORT ADVISER	22,718,417.244	3,558,276.417
VOYA INFLATION PROTECTED BOND PLUS PORT INITIAL	22,718,417.244	9,019,862.883
VOYA INFLATION PROTECTED BOND PLUS PORT SERVICE	22,718,417.244	10,140,277.944

VOYA INTERMEDIATE BOND PORTFOLIO ADVISER	83,814,190.678	16,586,511.300
VOYA INTERMEDIATE BOND PORT-CL I	83,814,190.678	61,070,653.833
VOYA INTERMEDIATE BOND PORTFOLIO SERVICE	83,814,190.678	5,447,233.950
VOYA INTERMEDIATE BOND PORTFOLIO S2	83,814,190.678	709,791.595

VOYA INTERNATIONAL HIGH DIV LOW VOLATILITY PORT S2	26,347,890.672	9,357.789

VOYA INTERNATIONAL INDEX PORTFOLIO ADVISER	98,311,494.011	31,278,966.058
VOYA INTERNATIONAL INDEX PORTFOLIO INITIAL	98,311,494.011	57,708,716.306
VOYA INTERNATIONAL INDEX PORTFOLIO S2	98,311,494.011	197,318.152
VOYA INTERNATIONAL INDEX PORTFOLIO SERVICE	98,311,494.011	9,126,493.495

VOYA INTERNATL HIGH DIV LOW VOLATILITY PORT ADV	26,347,890.672	2,988,309.940
VOYA INTERNTL HIGH DIV LOW VOLATILITY PORT INITIAL	26,347,890.672	8,049,884.285
VOYA INTERNTL HIGH DIV LOW VOLATILITY PORT SERVICE	26,347,890.672	15,300,338.658

VOYA LARGE CAP GROWTH PORTFOLIO ADVISER	127,917,562.375	26,446,697.531
VOYA LARGE CAP GROWTH PORTFOLIO INITIAL	127,917,562.375	78,831,413.391
VOYA LARGE CAP GROWTH PORTFOLIO R6	127,917,562.375	3,550,313.036
VOYA LARGE CAP GROWTH PORTFOLIO S2	127,917,562.375	2,523,500.235
VOYA LARGE CAP GROWTH PORTFOLIO SERVICE	127,917,562.375	16,565,638.182

VOYA LARGECAP VALUE PORTFOLIO ADVISER	81,134,940.382	7,299,681.326
VOYA LARGECAP VALUE PORTFOLIO INITIAL	81,134,940.382	53,318,036.048
VOYA LARGECAP VALUE PORTFOLIO R6	81,134,940.382	18,518,808.643
VOYA LARGECAP VALUE PORTFOLIO R6	81,134,940.382	18,518,808.643
VOYA LARGECAP VALUE PORTFOLIO S2	81,134,940.382	23,286.329
VOYA LARGECAP VALUE PORTFOLIO SERVICE	81,134,940.382	1,975,128.036

VOYA LIMITED MATURITY BOND PORTFOLIO ADVISER	27,803,448.916	1,131,168.308
VOYA LIMITED MATURITY BOND PORTFOLIO INITIAL	27,803,448.916	25,454,890.771
VOYA LIMITED MATURITY BOND PORTFOLIO SERVICE	27,803,448.916	1,217,389.837

VOYA MIDCAP OPPORTUNITIES PORTFOLIO ADVISER	193,939,100.809	37,583,581.164
VOYA MIDCAP OPPORTUNITIES PORTFOLIO INITIAL	193,939,100.809	113,388,002.129
VOYA MIDCAP OPPORTUNITIES PORTFOLIO R6	193,939,100.809	19,697,083.883
VOYA MIDCAP OPPORTUNITIES PORTFOLIO S2	193,939,100.809	10,289,916.570
VOYA MIDCAP OPPORTUNITIES PORTFOLIO SERVICE	193,939,100.809	12,980,517.063

VOYA RETIREMENT AGGRESSIVE PORTFOLIO ADVISER	136,741,366.557	132,599,301.403
VOYA RETIREMENT AGGRESSIVE PORTFOLIO INITIAL	136,741,366.557	4,142,065.154

VOYA RETIREMENT CONSERVATIVE PORTFOLIO ADVISER	30,585,252.083	30,538,008.876
VOYA RETIREMENT CONSERVATIVE PORTFOLIO INITIAL	30,585,252.083	47,243.207

VOYA RETIREMENT MODERATE PORTFOLIO ADVISER	60,884,805.657	59,026,588.364
VOYA RETIREMENT MODERATE PORTFOLIO INITIAL	60,884,805.657	1,858,217.293

VOYA RETIREMENT MODERATELY AGGRESSIVE PORT ADVISE	102,613,040.852	100,614,867.975
VOYA RETIREMENT MODERATELY AGGRESSIVE PORT INITIAL	102,613,040.852	1,998,172.877

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT ADVISER	20,607,984.380	190.937
VOYA RUSSELL LARGE CAP GROWTH INDEX PORT INITIAL	20,607,984.380	15,394,554.941
VOYA RUSSELL LARGE CAP GROWTH INDEX PORT SERVICE	20,607,984.380	5,213,238.502

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO ADVISER	21,866,668.068	4,925,884.875
VOYA RUSSELL LARGE CAP INDEX PORTFOLIO INITIAL	21,866,668.068	15,396,578.763
VOYA RUSSELL LARGE CAP INDEX PORTFOLIO S2	21,866,668.068	3,660.518
VOYA RUSSELL LARGE CAP INDEX PORTFOLIO SERVICE	21,866,668.068	1,540,543.912

VOYA RUSSELL LARGE CAP VALUE INDEX PORT ADVISER	10,822,473.540	277.695
VOYA RUSSELL LARGE CAP VALUE INDEX PORT INITIAL	10,822,473.540	5,793,025.542
VOYA RUSSELL LARGE CAP VALUE INDEX PORT SERVICE	10,822,473.540	5,029,170.303

VOYA RUSSELL MID CAP GROWTH INDEX PORT INITIAL	19,145,457.049	513,341.086
VOYA RUSSELL MID CAP GROWTH INDEX PORT S2	19,145,457.049	47,555.527
VOYA RUSSELL MID CAP GROWTH INDEX PORT SERVICE	19,145,457.049	18,584,560.436

VOYA RUSSELL MID CAP INDEX PORTFOLIO ADVISER	94,298,579.088	18,355,185.780
VOYA RUSSELL MID CAP INDEX PORTFOLIO INITIAL	94,298,579.088	58,643,333.355
VOYA RUSSELL MID CAP INDEX PORTFOLIO S2	94,298,579.088	712,250.395
VOYA RUSSELL MID CAP INDEX PORTFOLIO SERVICE	94,298,579.088	16,587,809.558

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO ADVISER	44,582,692.029	9,157,291.455
VOYA RUSSELL SMALL CAP INDEX PORTFOLIO INITIAL	44,582,692.029	15,938,278.689
VOYA RUSSELL SMALL CAP INDEX PORTFOLIO S2	44,582,692.029	356,851.135
VOYA RUSSELL SMALL CAP INDEX PORTFOLIO SERVICE	44,582,692.029	19,130,270.750

VOYA SMALL COMPANY PORTFOLIO ADVISER	18,010,293.722	739,241.024
VOYA SMALL COMPANY PORTFOLIO INITIAL	18,010,293.722	13,419,173.394
VOYA SMALL COMPANY PORTFOLIO R6	18,010,293.722	582,204.959
VOYA SMALL COMPANY PORTFOLIO SERVICE	18,010,293.722	3,269,674.345

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO ADVISER	8,219,364.804	2,826,983.697
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO INITIAL	8,219,364.804	4,441,881.874
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO R6	8,219,364.804	53,737.147
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO SERVICE	8,219,364.804	877,199.782
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO S2	8,219,364.804	19,562.304

VOYA SOLUTION 2025 PORTFOLIO ADVISER	36,596,765.605	12,779,410.693
VOYA SOLUTION 2025 PORTFOLIO INITIAL	36,596,765.605	2,342,763.530
VOYA SOLUTION 2025 PORTFOLIO S2	36,596,765.605	720,884.679
VOYA SOLUTION 2025 PORTFOLIO SERVICE	36,596,765.605	20,753,706.703

VOYA SOLUTION 2030 PORTFOLIO ADVISER	4,231,135.884	1,590,800.753
VOYA SOLUTION 2030 PORTFOLIO INITIAL	4,231,135.884	605,597.432
VOYA SOLUTION 2030 PORTFOLIO S2	4,231,135.884	73,834.447
VOYA SOLUTION 2030 PORTFOLIO SERVICE	4,231,135.884	1,960,903.252

VOYA SOLUTION 2035 PORTFOLIO ADVISER	52,906,105.630	14,209,877.559
VOYA SOLUTION 2035 PORTFOLIO INITIAL	52,906,105.630	4,369,977.593
VOYA SOLUTION 2035 PORTFOLIO S2	52,906,105.630	989,165.078
VOYA SOLUTION 2035 PORTFOLIO SERVICE	52,906,105.630	33,337,085.400

VOYA SOLUTION 2040 PORTFOLIO ADVISER	3,347,140.161	1,300,655.824
VOYA SOLUTION 2040 PORTFOLIO INITIAL	3,347,140.161	369,929.018
VOYA SOLUTION 2040 PORTFOLIO S2	3,347,140.161	128,116.022
VOYA SOLUTION 2040 PORTFOLIO SERVICE	3,347,140.161	1,548,439.297

VOYA SOLUTION 2045 PORTFOLIO ADVISER	41,825,582.429	10,653,532.597
VOYA SOLUTION 2045 PORTFOLIO INITIAL	41,825,582.429	3,447,502.367
VOYA SOLUTION 2045 PORTFOLIO S2	41,825,582.429	485,919.064
VOYA SOLUTION 2045 PORTFOLIO SERVICE	41,825,582.429	27,238,628.401

VOYA SOLUTION 2050 PORTFOLIO ADVISER	2,634,289.477	940,212.850
VOYA SOLUTION 2050 PORTFOLIO INITIAL	2,634,289.477	345,161.124
VOYA SOLUTION 2050 PORTFOLIO S2	2,634,289.477	63,899.848
VOYA SOLUTION 2050 PORTFOLIO SERVICE	2,634,289.477	1,285,015.655

VOYA SOLUTION 2055 PORTFOLIO ADVISER	13,248,720.735	3,098,902.378
VOYA SOLUTION 2055 PORTFOLIO INITIAL	13,248,720.735	1,596,973.677
VOYA SOLUTION 2055 PORTFOLIO S2	13,248,720.735	312,349.800
VOYA SOLUTION 2055 PORTFOLIO SERVICE	13,248,720.735	8,240,494.880

VOYA SOLUTION 2060 PORTFOLIO ADVISER	2,791,023.081	972,685.068
VOYA SOLUTION 2060 PORTFOLIO INITIAL	2,791,023.081	388,778.317
VOYA SOLUTION 2060 PORTFOLIO S2	2,791,023.081	76,015.739
VOYA SOLUTION 2060 PORTFOLIO SERVICE	2,791,023.081	1,353,543.957

VOYA SOLUTION 2065 PORTFOLIO ADVISOR	1,992,890.837	378,001.314
VOYA SOLUTION 2065 PORTFOLIO INITIAL	1,992,890.837	372,466.250
VOYA SOLUTION 2065 PORTFOLIO S2	1,992,890.837	30,166.779
VOYA SOLUTION 2065 PORTFOLIO SERVICE	1,992,890.837	1,212,256.494

VOYA SOLUTION AGGRESSIVE PORTFOLIO ADVISER	12,308,837.694	272,183.713
VOYA SOLUTION AGGRESSIVE PORTFOLIO INITIAL	12,308,837.694	9,561,803.510
VOYA SOLUTION AGGRESSIVE PORTFOLIO R6	12,308,837.694	2,079,305.582
VOYA SOLUTION AGGRESSIVE PORTFOLIO S2	12,308,837.694	122,076.031
VOYA SOLUTION AGGRESSIVE PORTFOLIO SERVICE	12,308,837.694	273,468.858

VOYA SOLUTION BALANCED PORTFOLIO ADVISER	18,395,407.097	947,948.026
VOYA SOLUTION BALANCED PORTFOLIO INITIAL	18,395,407.097	13,333,555.293
VOYA SOLUTION BALANCED PORTFOLIO R6	18,395,407.097	2,489,896.199
VOYA SOLUTION BALANCED PORTFOLIO S2	18,395,407.097	134,249.763
VOYA SOLUTION BALANCED PORTFOLIO SERVICE	18,395,407.097	1,489,757.816

VOYA SOLUTION CONSERVATIVE PORTFOLIO ADVISER	9,268,997.759	541,481.811
VOYA SOLUTION CONSERVATIVE PORTFOLIO INITIAL	9,268,997.759	6,034,942.046
VOYA SOLUTION CONSERVATIVE PORTFOLIO R6	9,268,997.759	1,536,348.084
VOYA SOLUTION CONSERVATIVE PORTFOLIO S2	9,268,997.759	237,464.782
VOYA SOLUTION CONSERVATIVE PORTFOLIO SERVICE	9,268,997.759	918,761.036

VOYA SOLUTION INCOME PORTFOLIO ADVISER	13,804,527.823	7,011,801.673
VOYA SOLUTION INCOME PORTFOLIO INITIAL	13,804,527.823	1,351,434.170
VOYA SOLUTION INCOME PORTFOLIO S2	13,804,527.823	211,625.163
VOYA SOLUTION INCOME PORTFOLIO SERVICE	13,804,527.823	5,229,666.817

VOYA SOLUTION MODERATELY AGGRESSIVE PORT ADV	35,241,573.344	1,815,203.606
VOYA SOLUTION MODERATELY AGGRESSIVE PORT INITIAL	35,241,573.344	598,902.985
VOYA SOLUTION MODERATELY AGGRESSIVE PORT R6	35,241,573.344	3,151,973.662
VOYA SOLUTION MODERATELY AGGRESSIVE PORT S2	35,241,573.344	121,366.236
VOYA SOLUTION MODERATELY AGGRESSIVE PORT SERVICE	35,241,573.344	29,554,126.855

VOYA U.S. BOND INDEX PORTFOLIO ADVISER	162,053,548.335	2,117,482.241
VOYA U.S. BOND INDEX PORTFOLIO INITIAL	162,053,548.335	139,256,747.265
VOYA U.S. BOND INDEX PORTFOLIO S2	162,053,548.335	104,585.478
VOYA U.S. BOND INDEX PORTFOLIO SERVICE	162,053,548.335	20,574,733.351

VOYA U.S. STOCK INDEX PORTFOLIO ADVISER	195,425,270.370	4,762,663.530
VOYA U.S. STOCK INDEX PORTFOLIO INITIAL	195,425,270.370	179,267,360.746
VOYA U.S. STOCK INDEX PORTFOLIO S2	195,425,270.370	9,285,804.687
VOYA U.S. STOCK INDEX PORTFOLIO SERVICE	195,425,270.370	2,109,441.407

VOYA VACS INDEX SERIES EM PORTFOLIO	36,947,177.601	36,947,177.601

VOYA VACS INDEX SERIES I PORTFOLIO	137,367,550.161	137,367,550.161

VOYA VACS INDEX SERIES MC PORTFOLIO	29,789,456.990	29,789,456.990

VOYA VACS INDEX SERIES S PORTFOLIO	269,810,813.385	269,810,813.385

VOYA VACS INDEX SERIES SC PORTFOLIO	18,298,779.354	18,298,779.354

VY AMERICAN CENTURY SMALL MID CAP VALUE PORT ADV	25,545,400.658	9,054,520.371
VY AMERICAN CENTURY SMALL MID CAP VALUE PORT I	25,545,400.658	9,651,745.670
VY AMERICAN CENTURY SMALL MID CAP VALUE PORT S	25,545,400.658	6,678,916.330
VY AMERICAN CENTURY SMALL MID CAP VALUE PORT S2	25,545,400.658	160,218.287

VY BARON GROWTH PORTFOLIO ADVISER	16,995,894.280	4,485,943.953
VY BARON GROWTH PORTFOLIO INITIAL	16,995,894.280	3,642,876.835
VY BARON GROWTH PORTFOLIO R6	16,995,894.280	1,171,862.081
VY BARON GROWTH PORTFOLIO S2	16,995,894.280	102,131.175
VY BARON GROWTH PORTFOLIO SERVICE	16,995,894.280	7,593,080.236

VY BRANDYWINEGLOBAL-BOND PORTFOLIO	24,324,244.071	24,324,244.071

VY CBRE GLOBAL REAL ESTATE PORTFOLIO ADV	13,794,848.947	912,677.846
VY CBRE GLOBAL REAL ESTATE PORTFOLIO I	13,794,848.947	7,830,433.167
VY CBRE GLOBAL REAL ESTATE PORTFOLIO S	13,794,848.947	5,011,951.897
VY CBRE GLOBAL REAL ESTATE PORTFOLIO S2	13,794,848.947	39,786.037

VY CBRE REAL ESTATE PORTFOLIO ADV	5,473,883.327	1,223,881.228
VY CBRE REAL ESTATE PORTFOLIO I	5,473,883.327	83,610.480
VY CBRE REAL ESTATE PORTFOLIO S	5,473,883.327	3,960,270.976
VY CBRE REAL ESTATE PORTFOLIO S2	5,473,883.327	206,120.643

VY COLUMBIA CONTRARIAN CORE PORTFOLIO ADVISER	4,786,003.534	2,710,217.802
VY COLUMBIA CONTRARIAN CORE PORTFOLIO INITIAL	4,786,003.534	440,404.989
VY COLUMBIA CONTRARIAN CORE PORTFOLIO SERVICE	4,786,003.534	1,635,380.743

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO ADVISER	6,342,475.751	1,411,775.071
VY COLUMBIA SMALL CAP VALUE II PORTFOLIO INITIAL	6,342,475.751	1,060,478.765
VY COLUMBIA SMALL CAP VALUE II PORTFOLIO R6	6,342,475.751	445,694.569
VY COLUMBIA SMALL CAP VALUE II PORTFOLIO S2	6,342,475.751	107,681.705
VY COLUMBIA SMALL CAP VALUE II PORTFOLIO SERVICE	6,342,475.751	3,316,845.641

VY INVESCO COMSTOCK PORTFOLIO ADVISER	10,948,518.324	1,351,741.726
VY INVESCO COMSTOCK PORTFOLIO INITIAL	10,948,518.324	5,306,879.991
VY INVESCO COMSTOCK PORTFOLIO SERVICE	10,948,518.324	4,289,896.607

VY INVESCO EQUITY AND INCOME PORTFOLIO ADVISER	10,450,705.479	947,432.743
VY INVESCO EQUITY AND INCOME PORTFOLIO INITIAL	10,450,705.479	8,923,012.511
VY INVESCO EQUITY AND INCOME PORTFOLIO S2	10,450,705.479	96,774.373
VY INVESCO EQUITY AND INCOME PORTFOLIO SERVICE	10,450,705.479	483,485.852

VY INVESCO GROWTH AND INCOME PORTFOLIO ADVISER	6,530,863.271	612,941.423
VY INVESCO GROWTH AND INCOME PORTFOLIO INITIAL	6,530,863.271	2,223,930.292
VY INVESCO GROWTH AND INCOME PORTFOLIO S2	6,530,863.271	91,031.374
VY INVESCO GROWTH AND INCOME PORTFOLIO SERVICE	6,530,863.271	3,602,960.182

VY JPMORGAN EMERGING MARKETS EQUITY PORT ADVISER	19,070,192.161	2,760,041.682
VY JPMORGAN EMERGING MARKETS EQUITY PORT INITIAL	19,070,192.161	3,846,339.600
VY JPMORGAN EMERGING MARKETS EQUITY PORT S2	19,070,192.161	321,232.944
VY JPMORGAN EMERGING MARKETS EQUITY PORT SERVICE	19,070,192.161	12,142,577.935

VY JPMORGAN MID CAP VALUE PORTFOLIO ADVISER	15,486,715.447	4,727,221.122
VY JPMORGAN MID CAP VALUE PORTFOLIO INITIAL	15,486,715.447	3,227,578.153
VY JPMORGAN MID CAP VALUE PORTFOLIO S2	15,486,715.447	38,011.659
VY JPMORGAN MID CAP VALUE PORTFOLIO SERVICE	15,486,715.447	7,493,904.513

VY JPMORGAN SMALL CAP CORE EQUITY PORT ADVISER	21,170,741.647	7,186,551.179
VY JPMORGAN SMALL CAP CORE EQUITY PORT INITIAL	21,170,741.647	7,666,679.330
VY JPMORGAN SMALL CAP CORE EQUITY PORT R6	21,170,741.647	1,678,308.159
VY JPMORGAN SMALL CAP CORE EQUITY PORT S2	21,170,741.647	114,958.104
VY JPMORGAN SMALL CAP CORE EQUITY PORT SERVICE	21,170,741.647	4,524,244.875

VY MORGAN STANLEY GLOBAL FRANCHISE PORT ADVISER	17,598,333.750	6,165,909.787
VY MORGAN STANLEY GLOBAL FRANCHISE PORT R6	17,598,333.750	78,309.816
VY MORGAN STANLEY GLOBAL FRANCHISE PORT S2	17,598,333.750	1,633,125.600
VY MORGAN STANLEY GLOBAL FRANCHISE PORT SERVICE	17,598,333.750	9,720,988.547

VY T. ROWE PRICE CAPITAL APPRECIATION PORT ADVISER	232,607,576.882	75,322,878.830
VY T. ROWE PRICE CAPITAL APPRECIATION PORT INITIAL	232,607,576.882	65,099,141.414
VY T. ROWE PRICE CAPITAL APPRECIATION PORT R6	232,607,576.882	24,684,394.048
VY T. ROWE PRICE CAPITAL APPRECIATION PORT S2	232,607,576.882	572,010.347
VY T. ROWE PRICE CAPITAL APPRECIATION PORT SERVICE	232,607,576.882	66,929,152.243

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH PRT ADV	80,570,671.232	8,569,482.524
VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH PORT I	80,570,671.232	60,086,857.111
VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH PORT R6	80,570,671.232	9,132,783.998
VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH PORT S	80,570,671.232	2,469,441.536
VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH PORT S2	80,570,671.232	312,106.063

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO ADVISER	25,947,723.468	5,508,004.265
VY T. ROWE PRICE EQUITY INCOME PORTFOLIO INITIAL	25,947,723.468	1,226,433.280
VY T. ROWE PRICE EQUITY INCOME PORTFOLIO S2	25,947,723.468	6,938,901.898
VY T. ROWE PRICE EQUITY INCOME PORTFOLIO SERVICE	25,947,723.468	12,274,384.025

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO ADVISER	14,691,953.865	3,702,016.097
VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO INITIAL	14,691,953.865	10,262,801.300
VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO S2	14,691,953.865	50,906.185
VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO SERVICE	14,691,953.865	676,230.283
APPENDIX G: BENEFICIAL OWNERSHIP OF SHARES

		Percent
Fund Name and Class	Shares Held	of Class	Name of Beneficial Owner	Address Line 1	Address Line 2	Address Line 3	Address Line 4

VOYA BALANCED INCOME PORTFOLIO ADVISER	4,420,096.263	97.64	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

			VOYA RETIREMENT INSURANCE AND
VOYA BALANCED INCOME PORTFOLIO INITIAL	20,245,210.959	68.33	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA BALANCED INCOME PORTFOLIO INITIAL	4,143,832.620	13.99	ANNUITY COMPANY RESL	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA BALANCED INCOME PORTFOLIO S2	215,154.252	100.00	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA BALANCED INCOME PORTFOLIO SERVICE	14,457,980.283	94.36	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA GLOBAL BOND PORTFOLIO ADVISER	1,471,673.037	96.20	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

			VOYA RETIREMENT INSURANCE
VOYA GLOBAL BOND PORTFOLIO INITIAL	7,675,851.434	86.74	ANDANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL BOND PORTFOLIO INITIAL	521,385.253	5.89	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL BOND PORTFOLIO SERVICE	547,782.437	26.82	RELIASTAR LIFE INSURANCE COMPANY	1 ORANGE WAY	ATTN JILL BARTH CONVEYOR TN41	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL BOND PORTFOLIO SERVICE	372,520.630	18.24	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL BOND PORTFOLIO SERVICE	1,064,807.556	52.13	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT
INITIAL	941,211.752	8.38	RELIASTAR LIFE INSURANCE CO	FBO SELECT LIFE 1	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT
INITIAL	872,102.092	7.76	RELIASTAR LIFE INSURANCE COMPANY	FBO SELECT LIFE 1	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT			VOYA RETIREMENT INSURANCE AND
INITIAL	8,184,942.835	72.87	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT
INITIAL	985,051.039	8.77	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT
SERVICE	25,247,210.105	90.90	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA GLOBAL HIGH DIV LOW VOLATILITY PORT			VOYA RETIREMENT INSURANCE AND
SERVICE	1,565,698.916	5.64	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY
PORT ADV	1,108,068.420	99.42	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY
PORT S2	12,696.630	100.00	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GLOBAL INSIGHTS PORTFOLIO ADVISER	12,625,688.863	92.90	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL INSIGHTS PORTFOLIO ADVISER	859,206.723	6.32	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL INSIGHTS PORTFOLIO INITIAL	5,522,921.832	6.21	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL INSIGHTS PORTFOLIO INITIAL	69,083,965.784	77.69	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL INSIGHTS PORTFOLIO S2	356,864.087	100.00	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

			VENERABLE INSURANCE AND ANNUITY
VOYA GLOBAL INSIGHTS PORTFOLIO SERVICE	9,300,130.754	78.49	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL INSIGHTS PORTFOLIO SERVICE	1,887,381.189	15.93	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL PERSPECTIVES PORTFOLIO
ADVISER	5,431,412.534	98.75	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA GLOBAL PERSPECTIVES PORTFOLIO INITIAL	128,985.739	16.06	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

			VOYA RETIREMENT INSURANCE AND
VOYA GLOBAL PERSPECTIVES PORTFOLIO INITIAL	580,195.160	72.23	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GLOBAL PERSPECTIVES PORTFOLIO INITIAL	75,464.857	9.39	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GLOBAL PERSPECTIVES PORTFOLIO
SERVICE	5,755.925	97.42	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
INITIAL	40,035,268.660	23.73	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
INITIAL	40,507,450.870	24.01	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
INITIAL	80,847,382.630	47.92	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
S2	850,541,221.820	98.83	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
SERVICE	208,919,723.540	85.19	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
SERVICE	29,984,633.060	12.23	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA GOVERNMENT MONEY MARKET
PORTFOLIO INITIAL	84,615,944.880	9.20	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095

VOYA GOVERNMENT MONEY MARKET			VOYA RETIREMENT INSURANCE AND
PORTFOLIO INITIAL	782,821,490.170	85.07	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GROWTH AND INCOME PORTFOLIO
ADVISER	3,378,585.429	76.45	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GROWTH AND INCOME PORTFOLIO
ADVISER	894,578.587	20.24	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

						500 GRANT STREET, ROOM 151-
VOYA GROWTH AND INCOME PORTFOLIO INITIAL	7,989,699.769	7.24	MAC & CO A/C 825939	FBO AGGRESSIVE MODEL PORTFOLIO	ATTN: MUTUAL FUND OPERATIONS	1010	PITTSBURGH PA 15258

VOYA GROWTH AND INCOME PORTFOLIO INITIAL	67,219,886.881	60.88	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GROWTH AND INCOME PORTFOLIO INITIAL	12,713,434.850	11.51	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY RESL	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GROWTH AND INCOME PORTFOLIO S2	39,396.154	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA GROWTH AND INCOME PORTFOLIO
SERVICE	347,257.267	22.62	NYLIAC	ATTN ASHESH UPADHYAY	169 LACKAWANNA AVE	PARSIPPANY NJ 07054

VOYA GROWTH AND INCOME PORTFOLIO
SERVICE	344,835.444	22.47	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA GROWTH AND INCOME PORTFOLIO
SERVICE	265,650.108	17.31	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA GROWTH AND INCOME PORTFOLIO
SERVICE	577,183.889	37.60	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA HIGH YIELD PORTFOLIO ADVISER	5,428,040.235	84.56	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA HIGH YIELD PORTFOLIO ADVISER	931,340.991	14.51	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

			TOMORROW'S SCHOLAR 529 PLAN FBO	C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD
VOYA HIGH YIELD PORTFOLIO INITIAL	1,957,581.674	7.35	VOYA 529 AGE 18+ OPTION	MANAGEMENT LLC	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA HIGH YIELD PORTFOLIO INITIAL	12,107,155.819	45.46	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA HIGH YIELD PORTFOLIO INITIAL	2,153,242.398	8.08	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA HIGH YIELD PORTFOLIO S2	174,175.278	98.66	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA HIGH YIELD PORTFOLIO SERVICE	446,160.742	16.53	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA HIGH YIELD PORTFOLIO SERVICE	298,433.156	11.06	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA HIGH YIELD PORTFOLIO SERVICE	1,873,570.466	69.40	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX PLUS LARGECAP PORTFOLIO
ADVISOR	46,312.514	100.00	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX PLUS LARGECAP PORTFOLIO
INITIAL	3,017,011.773	9.60	THE LINCOLN NATIONAL LIFE INSURANCE	1300 S CLINTON ST	MUTUAL FUND UNIT 6802	FORT WAYNE IN 46802-3506

VOYA INDEX PLUS LARGECAP PORTFOLIO
INITIAL	21,830,468.371	69.49	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX PLUS LARGECAP PORTFOLIO
INITIAL	2,209,350.448	7.03	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA INDEX PLUS LARGECAP PORTFOLIO
SERVICE	457,089.455	88.27	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA INDEX PLUS LARGECAP PORTFOLIO
SERVICE	45,130.402	8.72	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX PLUS MIDCAP PORTFOLIO INITIAL	6,008,480.099	16.49	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA INDEX PLUS MIDCAP PORTFOLIO INITIAL	20,333,135.532	55.81	ANNUITY COMPANY	SEPARATE ACCOUNT INVESTMENTS	ONE ORANGE WAY B3N	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA INDEX PLUS MIDCAP PORTFOLIO INITIAL	1,994,558.084	5.47	ANNUITY COMPANY II	ACES SEPARATE ACCT B	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX PLUS MIDCAP PORTFOLIO INITIAL	5,308,030.568	14.57	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA INDEX PLUS MIDCAP PORTFOLIO SERVICE	1,841,106.776	65.73	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA INDEX PLUS MIDCAP PORTFOLIO SERVICE	653,799.235	23.34	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

			VOYA RETIREMENT INSURANCE AND
VOYA INDEX PLUS MIDCAP PORTFOLIO SERVICE	163,548.102	5.84	ANNUITY COMPANY II	ACES SEPARATE ACCT B	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX PLUS SMALLCAP PORTFOLIO INITIAL	3,650,470.557	22.72	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA INDEX PLUS SMALLCAP PORTFOLIO INITIAL	7,843,233.858	48.81	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	SEPARATE ACCOUNT INVESTMENTS	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX PLUS SMALLCAP PORTFOLIO INITIAL	3,199,901.182	19.91	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA INDEX PLUS SMALLCAP PORTFOLIO
SERVICE	1,214,599.208	78.03	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA INDEX PLUS SMALLCAP PORTFOLIO
SERVICE	230,340.868	14.80	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA INDEX PLUS SMALLCAP PORTFOLIO			VOYA RETIREMENT INSURANCE AND
SERVICE	85,559.291	5.50	ANNUITY COMPANY II	ACES SEPARATE ACCT B	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2025 PORTFOLIO ADVISER	430,963.293	5.75	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2025 PORTFOLIO ADVISER	7,065,796.053	94.25	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2025 PORTFOLIO INITIAL	2,598,136.037	75.32	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2025 PORTFOLIO INITIAL	851,259.998	24.68	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2025 PORTFOLIO S2	1,306,894.332	99.37	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2025 PORTFOLIO SERVICE	2,704,660.145	39.51	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2025 PORTFOLIO SERVICE	4,140,983.431	60.49	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2025 PORTFOLIO Z	7,473,538.691	12.33	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2025 PORTFOLIO Z	52,080,217.158	85.92	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2030 PORTFOLIO ADVISER	1,814,256.741	98.41	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2030 PORTFOLIO INITIAL	707,958.420	76.84	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2030 PORTFOLIO INITIAL	213,370.737	23.16	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2030 PORTFOLIO S2	18,615.805	7.29	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2030 PORTFOLIO S2	236,872.770	92.71	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2030 PORTFOLIO SERVICE	123,654.703	12.43	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2030 PORTFOLIO SERVICE	870,943.199	87.57	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2030 PORTFOLIO Z	6,006,192.607	12.06	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2030 PORTFOLIO Z	42,558,959.950	85.43	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2035 PORTFOLIO ADVISER	529,711.715	6.14	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2035 PORTFOLIO ADVISER	8,075,563.753	93.67	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2035 PORTFOLIO INITIAL	2,627,140.568	54.88	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2035 PORTFOLIO INITIAL	2,160,185.663	45.12	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2035 PORTFOLIO S2	2,203,274.269	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2035 PORTFOLIO SERVICE	1,925,040.615	28.34	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2035 PORTFOLIO SERVICE	4,866,708.599	71.66	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2035 PORTFOLIO Z	12,128,857.962	11.99	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2035 PORTFOLIO Z	86,814,313.675	85.80	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2040 PORTFOLIO ADVISER	1,526,484.203	98.37	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2040 PORTFOLIO INITIAL	588,175.317	67.55	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2040 PORTFOLIO INITIAL	282,610.006	32.45	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2040 PORTFOLIO S2	404,314.132	98.98	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2040 PORTFOLIO SERVICE	118,127.939	13.67	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2040 PORTFOLIO SERVICE	745,885.158	86.33	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2040 PORTFOLIO Z	5,988,059.421	12.54	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2040 PORTFOLIO Z	39,875,046.089	83.49	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2045 PORTFOLIO ADVISER	392,519.177	5.61	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2045 PORTFOLIO ADVISER	6,606,101.785	94.39	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2045 PORTFOLIO INITIAL	1,916,256.624	47.49	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2045 PORTFOLIO INITIAL	2,118,582.185	52.51	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2045 PORTFOLIO S2	1,750,879.706	99.89	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2045 PORTFOLIO SERVICE	808,100.969	18.19	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2045 PORTFOLIO SERVICE	3,633,331.641	81.81	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2045 PORTFOLIO Z	8,675,935.746	11.53	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2045 PORTFOLIO Z	5,227,587.274	6.95	VOYA INSTITUTIONAL TRUST COMPANY	FBO VIPS II	30 BRAINTREE HILL OFFICE PARK	BRAINTREE MA 02184

VOYA INDEX SOLUTION 2045 PORTFOLIO Z	61,353,250.139	81.53	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2050 PORTFOLIO ADVISER	1,195,640.503	97.85	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2050 PORTFOLIO INITIAL	556,299.486	49.86	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2050 PORTFOLIO INITIAL	559,456.446	50.14	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2050 PORTFOLIO S2	372,917.056	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2050 PORTFOLIO SERVICE	42,822.494	7.32	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2050 PORTFOLIO SERVICE	542,421.130	92.68	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2050 PORTFOLIO Z	4,840,867.269	12.62	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2050 PORTFOLIO Z	32,303,474.998	84.19	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2055 PORTFOLIO ADVISER	2,903,907.546	96.86	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2055 PORTFOLIO INITIAL	914,155.861	29.59	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2055 PORTFOLIO INITIAL	2,175,723.237	70.41	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2055 PORTFOLIO S2	947,252.709	99.92	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2055 PORTFOLIO SERVICE	161,976.813	7.33	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2055 PORTFOLIO SERVICE	2,048,577.711	92.67	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2055 PORTFOLIO Z	4,435,935.068	12.21	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2055 PORTFOLIO Z	30,189,913.926	83.09	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2060 PORTFOLIO ADVISOR	1,245,971.932	98.65	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2060 PORTFOLIO INITIAL	606,063.201	22.85	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2060 PORTFOLIO INITIAL	2,046,858.030	77.15	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2060 PORTFOLIO S2	269,098.489	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2060 PORTFOLIO SERVICE	33,807.789	6.19	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2060 PORTFOLIO SERVICE	512,699.401	93.81	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2060 PORTFOLIO Z	3,130,441.218	10.72	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2060 PORTFOLIO Z	2,801,137.349	9.59	VOYA INSTITUTIONAL TRUST COMPANY	FBO VIPS II	30 BRAINTREE HILL OFFICE PARK	BRAINTREE MA 02184

VOYA INDEX SOLUTION 2060 PORTFOLIO Z	23,263,058.984	79.68	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2065 PORTFOLIO ADVISOR	24,319.195	5.79	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2065 PORTFOLIO ADVISOR	395,936.946	94.21	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2065 PORTFOLIO INITIAL	246,545.209	15.88	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2065 PORTFOLIO INITIAL	1,306,326.875	84.12	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2065 PORTFOLIO S2	131,891.155	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2065 PORTFOLIO SERVICE	36,066.830	13.32	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2065 PORTFOLIO SERVICE	234,654.998	86.68	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION 2065 PORTFOLIO Z	1,135,393.038	11.78	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION 2065 PORTFOLIO Z	8,502,955.702	88.22	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION INCOME PORTFOLIO
ADVISER	162,755.842	5.88	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION INCOME PORTFOLIO
ADVISER	2,593,442.584	93.75	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION INCOME PORTFOLIO
INITIAL	712,319.357	67.20	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION INCOME PORTFOLIO
INITIAL	347,754.442	32.80	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION INCOME PORTFOLIO S2	246,290.513	99.24	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION INCOME PORTFOLIO
SERVICE	6,439,672.823	82.02	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION INCOME PORTFOLIO
SERVICE	1,411,713.497	17.98	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INDEX SOLUTION INCOME PORTFOLIO Z	6,011,017.355	14.41	VOYA INSTITUTIONAL TRUST COMPANY	FBO VIPS II	30 BRAINTREE HILL OFFICE PARK	BRAINTREE MA 02184

VOYA INDEX SOLUTION INCOME PORTFOLIO Z	4,621,854.215	11.08	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INDEX SOLUTION INCOME PORTFOLIO Z	31,078,809.450	74.51	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INFLATION PROTECTED BOND PLUS PORT
ADVISER	3,486,885.589	97.99	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	2,969,424.558	32.92	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 18+ OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	873,150.431	9.68	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 13-14 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	675,977.319	7.49	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 17 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	651,943.649	7.23	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 11-12 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	552,552.237	6.13	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 9-10 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	536,295.104	5.95	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 16 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	510,425.160	5.66	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 BALANCED OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	466,513.813	5.17	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 15 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA INFLATION PROTECTED BOND PLUS PORT
SERVICE	10,140,277.942	100.00	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA INTERMEDIATE BOND PORT-CL I	3,966,781.417	6.50	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095

VOYA INTERMEDIATE BOND PORT-CL I	43,481,990.125	71.20	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERMEDIATE BOND PORT-CL I	6,520,873.916	10.68	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA INTERMEDIATE BOND PORTFOLIO ADVISER	16,219,911.743	97.79	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INTERMEDIATE BOND PORTFOLIO S2	709,791.595	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERMEDIATE BOND PORTFOLIO SERVICE	615,524.057	11.30	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INTERMEDIATE BOND PORTFOLIO SERVICE	2,605,278.893	47.83	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA INTERMEDIATE BOND PORTFOLIO SERVICE	2,082,935.490	38.24	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNATIONAL HIGH DIV LOW
VOLATILITY PORT S2	9,357.789	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNATIONAL INDEX PORTFOLIO
ADVISER	26,579,732.792	84.98	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA INTERNATIONAL INDEX PORTFOLIO
ADVISER	3,380,786.396	10.81	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INTERNATIONAL INDEX PORTFOLIO INITIAL	2,908,046.520	5.04	VOYA RETIREMENT MODERATE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA INTERNATIONAL INDEX PORTFOLIO INITIAL	6,247,590.643	10.83	VOYA RETIREMENT MODER GRWTH PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034
VOYA INTERNATIONAL INDEX PORTFOLIO INITIAL	14,461,175.533	25.06	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA INTERNATIONAL INDEX PORTFOLIO INITIAL	7,744,427.076	13.42	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNATIONAL INDEX PORTFOLIO INITIAL	4,490,478.518	7.78	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA INTERNATIONAL INDEX PORTFOLIO S2	197,318.152	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNATIONAL INDEX PORTFOLIO
SERVICE	6,716,180.319	73.59	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA INTERNATIONAL INDEX PORTFOLIO
SERVICE	487,882.112	5.35	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INTERNATIONAL INDEX PORTFOLIO
SERVICE	470,786.221	5.16	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA INTERNATIONAL INDEX PORTFOLIO
SERVICE	1,275,090.951	13.97	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNATL HIGH DIV LOW VOLATILITY
PORT ADV	2,780,665.040	93.05	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA INTERNATL HIGH DIV LOW VOLATILITY
PORT ADV	187,217.128	6.26	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNTL HIGH DIV LOW VOLATILITY
PORT INITIAL	403,114.692	5.01	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA INTERNTL HIGH DIV LOW VOLATILITY
PORT INITIAL	7,246,226.731	90.02	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA INTERNTL HIGH DIV LOW VOLATILITY
PORT SERVICE	15,026,731.351	98.21	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA LARGE CAP GROWTH PORTFOLIO ADVISER	17,201,300.430	65.04	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGE CAP GROWTH PORTFOLIO ADVISER	2,007,804.981	7.59	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO ADVISER	6,942,262.464	26.25	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO INITIAL	11,084,537.741	14.06	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO INITIAL	6,740,598.660	8.55	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGE CAP GROWTH PORTFOLIO INITIAL	45,396,956.008	57.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO INITIAL	6,600,335.039	8.37	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY II	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO INITIAL	4,161,219.876	5.28	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA LARGE CAP GROWTH PORTFOLIO R6	272,286.478	7.67	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGE CAP GROWTH PORTFOLIO R6	3,278,026.558	92.33	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO S2	748,933.413	29.68	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGE CAP GROWTH PORTFOLIO S2	1,774,566.387	70.32	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGE CAP GROWTH PORTFOLIO SERVICE	1,178,911.629	7.12	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGE CAP GROWTH PORTFOLIO SERVICE	1,762,465.043	10.64	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	FBO SELECT LIFE NY	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA LARGE CAP GROWTH PORTFOLIO SERVICE	13,500,973.105	81.50	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGECAP VALUE PORTFOLIO ADVISER	6,593,036.534	90.32	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGECAP VALUE PORTFOLIO ADVISER	701,688.372	9.61	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGECAP VALUE PORTFOLIO INITIAL	51,799,863.989	97.15	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGECAP VALUE PORTFOLIO R6	2,279,125.202	12.31	VOYA SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO R6	2,661,570.883	14.37	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO R6	2,824,986.567	15.25	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO R6	1,418,932.689	7.66	VOYA SOLUTION BALANCED PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO R6	1,064,007.464	5.75	VOYA SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO R6	3,452,775.021	18.64	AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO R6	1,750,414.889	9.45	VOYA SOLUTION AGGRESSIVE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA LARGECAP VALUE PORTFOLIO S2	23,286.329	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LARGECAP VALUE PORTFOLIO SERVICE	461,751.436	23.38	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LARGECAP VALUE PORTFOLIO SERVICE	1,513,109.173	76.61	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA LIMITED MATURITY BOND PORTFOLIO
ADVISER	1,121,087.459	99.11	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA LIMITED MATURITY BOND PORTFOLIO
INITIAL	2,492,603.383	9.79	NYLIAC	ATTN ASHESH UPADHYAY	169 LACKAWANNA AVE	PARSIPPANY NJ 07054

VOYA LIMITED MATURITY BOND PORTFOLIO			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	12,859,788.596	50.52	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 18+ OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA LIMITED MATURITY BOND PORTFOLIO			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	3,252,701.634	12.78	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 17 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA LIMITED MATURITY BOND PORTFOLIO			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	1,961,205.710	7.70	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 16 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA LIMITED MATURITY BOND PORTFOLIO			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	1,526,461.217	6.00	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 15 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA LIMITED MATURITY BOND PORTFOLIO			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
INITIAL	1,512,527.735	5.94	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 13-14 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VOYA LIMITED MATURITY BOND PORTFOLIO
SERVICE	299,264.594	24.58	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA LIMITED MATURITY BOND PORTFOLIO
SERVICE	904,026.099	74.26	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA MIDCAP OPPORTUNITIES PORTFOLIO
ADVISER	28,145,446.284	74.89	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA MIDCAP OPPORTUNITIES PORTFOLIO
ADVISER	9,421,852.886	25.07	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA MIDCAP OPPORTUNITIES PORTFOLIO
INITIAL	18,029,354.995	15.90	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA MIDCAP OPPORTUNITIES PORTFOLIO			VOYA RETIREMENT INSURANCE AND
INITIAL	64,399,254.574	56.80	ANNUITY COMPANY	ACES SEPARATE ACCT B	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA MIDCAP OPPORTUNITIES PORTFOLIO				FOR CITY OF LOS ANGELES DEFR
INITIAL	23,929,500.965	21.10	VOYA INSTITUTIONAL TR CO AS CUST	COMP	PLAN CITY HALL EMP BENEFITS OFC	200 N SPRING ST ROOM 867	LOS ANGELES CA 90012-0000

VOYA MIDCAP OPPORTUNITIES PORTFOLIO R6	1,087,445.169	5.52	VOYA GLOBAL PERSPECTIVES PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA MIDCAP OPPORTUNITIES PORTFOLIO R6	3,255,141.344	16.53	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA MIDCAP OPPORTUNITIES PORTFOLIO R6	14,099,184.179	71.58	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA MIDCAP OPPORTUNITIES PORTFOLIO S2	8,923,361.104	86.72	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA MIDCAP OPPORTUNITIES PORTFOLIO S2	1,290,240.268	12.54	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA MIDCAP OPPORTUNITIES PORTFOLIO
SERVICE	3,937,367.813	30.33	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA MIDCAP OPPORTUNITIES PORTFOLIO			VOYA RETIREMENT INSURANCE AND
SERVICE	9,042,474.914	69.66	ANNUITY COMPANY	ACES SEPARATE ACCT B	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RETIREMENT AGGRESSIVE PORTFOLIO
ADVISER	124,736,782.657	94.07	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RETIREMENT AGGRESSIVE PORTFOLIO
INITIAL	1,424,001.777	34.38	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RETIREMENT AGGRESSIVE PORTFOLIO
INITIAL	2,679,351.033	64.69	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA RETIREMENT CONSERVATIVE PORTFOLIO
ADVISER	20,528,437.032	67.22	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RETIREMENT CONSERVATIVE PORTFOLIO
ADVISER	9,205,990.039	30.15	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RETIREMENT CONSERVATIVE PORTFOLIO
INITIAL	47,143.207	99.79	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RETIREMENT MODERATE PORTFOLIO
ADVISER	48,458,209.587	82.10	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RETIREMENT MODERATE PORTFOLIO
ADVISER	8,974,919.678	15.20	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RETIREMENT MODERATE PORTFOLIO
INITIAL	757,225.694	40.75	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RETIREMENT MODERATE PORTFOLIO
INITIAL	1,021,627.902	54.98	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA RETIREMENT MODERATELY AGGRESSIVE
PORT ADVISER	89,888,517.955	89.34	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RETIREMENT MODERATELY AGGRESSIVE
PORT ADVISER	8,322,536.773	8.27	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RETIREMENT MODERATELY AGGRESSIVE
PORT INITIAL	614,834.688	30.77	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RETIREMENT MODERATELY AGGRESSIVE
PORT INITIAL	1,267,486.143	63.43	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
ADVISER	190.937	100.00	RELIASTAR LIFE INSURANCE COMPANY	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
INITIAL	3,460,568.228	22.48	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
INITIAL	1,040,394.277	6.76	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
INITIAL	3,677,820.397	23.89	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
INITIAL	951,118.443	6.18	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY II	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
INITIAL	1,363,866.866	8.86	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
SERVICE	4,671,132.559	89.60	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL LARGE CAP GROWTH INDEX PORT
SERVICE	316,258.274	6.07	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
ADVISER	4,518,735.621	91.73	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
ADVISER	290,390.387	5.90	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
INITIAL	1,734,856.685	11.27	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
INITIAL	11,896,653.641	77.27	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO S2	3,660.518	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
SERVICE	252,305.673	16.38	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
SERVICE	217,366.102	14.11	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP INDEX PORTFOLIO
SERVICE	1,062,487.296	68.97	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
ADVISER	277.695	100.00	RELIASTAR LIFE INSURANCE COMPANY	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
INITIAL	1,973,009.056	34.06	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
INITIAL	304,053.543	5.25	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
INITIAL	1,227,403.699	21.19	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY II	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
INITIAL	1,735,111.449	29.95	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
SERVICE	3,101,426.354	61.67	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
SERVICE	483,624.870	9.62	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL LARGE CAP VALUE INDEX PORT
SERVICE	1,160,189.032	23.07	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL MID CAP GROWTH INDEX PORT
INITIAL	72,872.386	14.20	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA RUSSELL MID CAP GROWTH INDEX PORT
INITIAL	245,954.280	47.91	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL MID CAP GROWTH INDEX PORT
INITIAL	177,416.935	34.56	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA RUSSELL MID CAP GROWTH INDEX PORT S2	39,482.184	83.02	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL MID CAP GROWTH INDEX PORT S2	8,073.343	16.98	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL MID CAP GROWTH INDEX PORT
SERVICE	17,673,473.879	95.10	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RUSSELL MID CAP INDEX PORTFOLIO
ADVISER	14,795,570.342	80.61	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL MID CAP INDEX PORTFOLIO
ADVISER	3,264,602.588	17.79	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL MID CAP INDEX PORTFOLIO
INITIAL	5,670,257.632	9.67	VOYA RETIREMENT MODER GRWTH PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA RUSSELL MID CAP INDEX PORTFOLIO
INITIAL	16,703,361.972	28.48	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA RUSSELL MID CAP INDEX PORTFOLIO
INITIAL	5,876,728.691	10.02	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL MID CAP INDEX PORTFOLIO
INITIAL	25,776,014.932	43.95	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL MID CAP INDEX PORTFOLIO S2	113,923.682	15.99	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL MID CAP INDEX PORTFOLIO S2	598,326.713	84.01	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL MID CAP INDEX PORTFOLIO
SERVICE	12,922,564.763	77.90	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RUSSELL MID CAP INDEX PORTFOLIO
SERVICE	2,553,210.619	15.39	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
ADVISER	7,418,043.281	81.01	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
ADVISER	1,558,202.227	17.02	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
INITIAL	2,946,598.237	18.49	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
INITIAL	1,999,023.527	12.54	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
INITIAL	10,124,038.597	63.52	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO S2	344,734.708	96.60	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
SERVICE	17,214,099.121	89.98	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA RUSSELL SMALL CAP INDEX PORTFOLIO
SERVICE	1,290,401.671	6.75	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SMALL COMPANY PORTFOLIO ADVISER	723,601.982	97.88	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SMALL COMPANY PORTFOLIO INITIAL	13,180,386.084	98.22	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN: VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SMALL COMPANY PORTFOLIO R6	459,233.541	78.88	VOYA GLOBAL PERSPECTIVES PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA SMALL COMPANY PORTFOLIO R6	122,762.724	21.09	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SMALL COMPANY PORTFOLIO SERVICE	3,213,470.961	98.28	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO
INITIAL	580,136.176	13.06	RELIASTAR LIFE INSURANCE CO	FBO SELECT LIFE 1	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO			VOYA RETIREMENT INSURANCE AND
INITIAL	3,666,191.079	82.54	ANNUITY COMPANY	ACES SEPARATE ACCT B	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO S2	6,839.412	34.96	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO S2	12,722.892	65.04	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO
SERVICE	779,329.513	88.84	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO
SERVICE	70,196.776	8.00	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO
ADVISER	2,691,433.066	95.21	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SMALLCAP OPPORTUNITIES PORTFOLIO R6	51,410.303	95.67	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2025 PORTFOLIO ADVISER	6,018,227.985	47.09	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2025 PORTFOLIO ADVISER	6,690,618.939	52.35	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2025 PORTFOLIO INITIAL	413,404.130	17.65	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION 2025 PORTFOLIO INITIAL	346,253.454	14.78	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2025 PORTFOLIO INITIAL	1,583,105.946	67.57	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2025 PORTFOLIO S2	706,931.430	98.06	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2025 PORTFOLIO SERVICE	2,225,333.100	10.72	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2025 PORTFOLIO SERVICE	17,478,690.844	84.22	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2030 PORTFOLIO ADVISER	270,759.160	17.02	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2030 PORTFOLIO ADVISER	1,320,041.593	82.98	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2030 PORTFOLIO INITIAL	252,349.407	41.67	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2030 PORTFOLIO INITIAL	353,248.025	58.33	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2030 PORTFOLIO S2	11,751.630	15.92	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2030 PORTFOLIO S2	62,082.817	84.08	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2030 PORTFOLIO SERVICE	99,506.057	5.07	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2030 PORTFOLIO SERVICE	1,861,397.195	94.93	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2035 PORTFOLIO ADVISER	5,713,788.886	40.21	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2035 PORTFOLIO ADVISER	8,482,343.037	59.69	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2035 PORTFOLIO INITIAL	873,501.699	19.99	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION 2035 PORTFOLIO INITIAL	475,357.316	10.88	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2035 PORTFOLIO INITIAL	3,021,118.578	69.13	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2035 PORTFOLIO S2	978,996.358	98.97	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2035 PORTFOLIO SERVICE	3,659,519.361	10.98	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2035 PORTFOLIO SERVICE	28,856,673.758	86.56	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2040 PORTFOLIO ADVISER	1,293,690.203	99.46	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2040 PORTFOLIO INITIAL	97,723.508	26.42	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2040 PORTFOLIO INITIAL	272,205.510	73.58	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2040 PORTFOLIO S2	12,060.496	9.41	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2040 PORTFOLIO S2	116,055.526	90.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2040 PORTFOLIO SERVICE	124,169.815	8.02	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2040 PORTFOLIO SERVICE	1,424,269.482	91.98	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2045 PORTFOLIO ADVISER	3,123,877.250	29.32	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2045 PORTFOLIO ADVISER	7,494,211.498	70.34	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2045 PORTFOLIO INITIAL	511,649.384	14.84	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION 2045 PORTFOLIO INITIAL	583,008.078	16.91	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2045 PORTFOLIO INITIAL	2,352,844.905	68.25	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2045 PORTFOLIO S2	29,389.423	6.05	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2045 PORTFOLIO S2	456,529.641	93.95	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2045 PORTFOLIO SERVICE	2,867,937.921	10.53	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2045 PORTFOLIO SERVICE	24,227,257.608	88.94	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2050 PORTFOLIO ADVISER	928,703.013	98.78	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2050 PORTFOLIO INITIAL	174,278.507	50.49	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2050 PORTFOLIO INITIAL	170,882.617	49.51	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2050 PORTFOLIO S2	10,245.689	16.03	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2050 PORTFOLIO S2	53,654.159	83.97	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2050 PORTFOLIO SERVICE	74,312.222	5.78	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2050 PORTFOLIO SERVICE	1,210,703.433	94.22	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2055 PORTFOLIO ADVISER	396,972.955	12.81	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2055 PORTFOLIO ADVISER	2,701,171.555	87.17	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2055 PORTFOLIO INITIAL	190,006.541	11.90	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2055 PORTFOLIO INITIAL	1,406,967.136	88.10	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2055 PORTFOLIO S2	298,559.180	95.58	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2055 PORTFOLIO SERVICE	8,000,809.082	97.09	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2060 PORTFOLIO ADVISER	961,963.972	98.90	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2060 PORTFOLIO INITIAL	157,875.665	40.61	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2060 PORTFOLIO INITIAL	230,902.652	59.39	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2060 PORTFOLIO S2	4,130.977	5.43	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2060 PORTFOLIO S2	71,884.762	94.57	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2060 PORTFOLIO SERVICE	77,692.260	5.74	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2060 PORTFOLIO SERVICE	1,275,851.697	94.26	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2065 PORTFOLIO ADVISOR	81,165.245	21.47	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169

VOYA SOLUTION 2065 PORTFOLIO ADVISOR	288,228.482	76.25	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2065 PORTFOLIO INITIAL	125,515.999	33.70	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169

VOYA SOLUTION 2065 PORTFOLIO INITIAL	40,925.618	10.99	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2065 PORTFOLIO INITIAL	206,024.633	55.31	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2065 PORTFOLIO S2	2,986.361	9.90	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169

VOYA SOLUTION 2065 PORTFOLIO S2	2,518.424	8.35	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2065 PORTFOLIO S2	24,661.994	81.75	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION 2065 PORTFOLIO SERVICE	68,873.051	5.68	VOYA INVESTMENT MANAGEMENT CO LLC	ATTN ROBBY PRESSER	230 PARK AVE 13TH FL	NEW YORK NY 10169

VOYA SOLUTION 2065 PORTFOLIO SERVICE	63,333.458	5.22	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION 2065 PORTFOLIO SERVICE	1,080,049.985	89.09	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION AGGRESSIVE PORTFOLIO
ADVISER	271,704.179	99.82	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION AGGRESSIVE PORTFOLIO INITIAL	694,052.994	7.26	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION AGGRESSIVE PORTFOLIO INITIAL	8,038,767.683	84.07	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION AGGRESSIVE PORTFOLIO R6	2,038,193.365	98.02	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION AGGRESSIVE PORTFOLIO S2	122,075.759	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION AGGRESSIVE PORTFOLIO
SERVICE	17,519.115	6.41	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA SOLUTION AGGRESSIVE PORTFOLIO
SERVICE	148,619.379	54.35	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION AGGRESSIVE PORTFOLIO
SERVICE	107,330.364	39.25	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION BALANCED PORTFOLIO ADVISER	947,948.023	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION BALANCED PORTFOLIO INITIAL	1,302,783.651	9.77	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION BALANCED PORTFOLIO INITIAL	10,602,260.184	79.52	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION BALANCED PORTFOLIO R6	2,406,264.122	96.64	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION BALANCED PORTFOLIO S2	134,249.733	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION BALANCED PORTFOLIO SERVICE	146,752.751	9.85	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA SOLUTION BALANCED PORTFOLIO SERVICE	1,289,591.566	86.56	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION CONSERVATIVE PORTFOLIO
ADVISER	541,257.506	99.96	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION CONSERVATIVE PORTFOLIO
INITIAL	5,224,530.891	86.57	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION CONSERVATIVE PORTFOLIO R6	1,507,934.846	98.15	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION CONSERVATIVE PORTFOLIO S2	237,464.552	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION CONSERVATIVE PORTFOLIO
SERVICE	162,170.735	17.65	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA SOLUTION CONSERVATIVE PORTFOLIO
SERVICE	66,348.232	7.22	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION CONSERVATIVE PORTFOLIO
SERVICE	658,715.282	71.70	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION INCOME PORTFOLIO ADVISER	4,328,933.503	61.74	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION INCOME PORTFOLIO ADVISER	2,583,512.825	36.85	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION INCOME PORTFOLIO INITIAL	146,975.337	10.88	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION INCOME PORTFOLIO INITIAL	397,732.581	29.43	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION INCOME PORTFOLIO INITIAL	806,726.252	59.69	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION INCOME PORTFOLIO S2	208,643.176	98.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION INCOME PORTFOLIO SERVICE	668,494.837	12.78	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA SOLUTION INCOME PORTFOLIO SERVICE	442,077.642	8.45	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION INCOME PORTFOLIO SERVICE	4,063,307.386	77.70	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT ADV	1,319,527.672	72.69	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT ADV	495,675.934	27.31	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT INITIAL	64,850.401	10.83	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT INITIAL	277,576.718	46.35	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT INITIAL	256,231.013	42.78	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT R6	3,048,551.052	96.72	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT S2	121,365.254	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA SOLUTION MODERATELY AGGRESSIVE
PORT SERVICE	28,780,228.209	97.38	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA U.S. BOND INDEX PORTFOLIO ADVISER	1,839,514.518	86.87	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA U.S. BOND INDEX PORTFOLIO ADVISER	277,967.721	13.13	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA U.S. BOND INDEX PORTFOLIO INITIAL	10,448,682.885	7.50	VOYA INDEX SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. BOND INDEX PORTFOLIO INITIAL	13,429,407.905	9.64	VOYA RETIREMENT CONSERV PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. BOND INDEX PORTFOLIO INITIAL	28,895,735.927	20.75	VOYA RETIREMENT MODERATE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. BOND INDEX PORTFOLIO INITIAL	34,210,193.368	24.57	VOYA RETIREMENT MODER GRWTH PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. BOND INDEX PORTFOLIO INITIAL	26,129,730.964	18.76	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. BOND INDEX PORTFOLIO S2	104,585.478	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA U.S. BOND INDEX PORTFOLIO SERVICE	19,512,530.937	94.84	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VOYA U.S. STOCK INDEX PORTFOLIO ADVISER	4,539,593.454	95.32	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA U.S. STOCK INDEX PORTFOLIO INITIAL	26,383,137.145	14.72	VOYA RETIREMENT MODER GRWTH PORT	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. STOCK INDEX PORTFOLIO INITIAL	41,339,471.402	23.06	VOYA RETIREMENT GROWTH PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA U.S. STOCK INDEX PORTFOLIO INITIAL	16,013,124.845	8.93	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA U.S. STOCK INDEX PORTFOLIO S2	5,963,209.401	64.22	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA U.S. STOCK INDEX PORTFOLIO S2	3,322,595.286	35.78	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA U.S. STOCK INDEX PORTFOLIO SERVICE	512,084.639	24.28	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VOYA U.S. STOCK INDEX PORTFOLIO SERVICE	260,034.909	12.33	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VOYA U.S. STOCK INDEX PORTFOLIO SERVICE	1,304,131.147	61.82	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VOYA VACS INDEX SERIES EM PORTFOLIO	4,693,396.597	12.70	VOYA INDEX SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	2,231,691.747	6.04	VOYA INDEX SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	5,783,378.568	15.65	VOYA INDEX SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	6,998,143.388	18.94	VOYA INDEX SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	2,657,139.865	7.19	VOYA INDEX SOLUTION 2030 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	4,605,662.743	12.47	VOYA INDEX SOLUTION 2040 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	4,672,343.243	12.65	VOYA INDEX SOLUTION 2050 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES EM PORTFOLIO	3,055,285.592	8.27	VOYA INDEX SOLUTION 2060 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	17,426,506.242	12.69	VOYA INDEX SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	7,876,878.047	5.73	VOYA INDEX SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	22,788,159.382	16.59	VOYA INDEX SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	24,393,717.724	17.76	VOYA INDEX SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	11,216,992.157	8.17	VOYA INDEX SOLUTION 2030 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	18,147,877.649	13.21	VOYA INDEX SOLUTION 2040 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	16,994,770.591	12.37	VOYA INDEX SOLUTION 2050 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES I PORTFOLIO	11,343,970.129	8.26	VOYA INDEX SOLUTION 2060 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	4,130,234.228	13.86	VOYA INDEX SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	4,688,868.702	15.74	VOYA INDEX SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	5,601,097.851	18.80	VOYA INDEX SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	2,770,192.342	9.30	VOYA INDEX SOLUTION 2030 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	3,922,606.249	13.17	VOYA INDEX SOLUTION 2040 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	3,739,514.750	12.55	VOYA INDEX SOLUTION 2050 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES MC PORTFOLIO	2,688,514.430	9.03	VOYA INDEX SOLUTION 2060 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	33,936,639.362	12.58	VOYA INDEX SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	14,180,058.559	5.26	VOYA INDEX SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	46,266,617.256	17.15	VOYA INDEX SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	48,327,747.278	17.91	VOYA INDEX SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	22,829,416.747	8.46	VOYA INDEX SOLUTION 2030 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	33,687,351.376	12.49	VOYA INDEX SOLUTION 2040 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	33,787,356.070	12.52	VOYA INDEX SOLUTION 2050 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES S PORTFOLIO	22,090,190.831	8.19	VOYA INDEX SOLUTION 2060 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	2,817,438.755	15.40	VOYA INDEX SOLUTION 2055 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	3,344,606.742	18.28	VOYA INDEX SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	2,801,060.958	15.31	VOYA INDEX SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	1,975,994.449	10.80	VOYA INDEX SOLUTION 2030 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	2,178,776.659	11.91	VOYA INDEX SOLUTION 2040 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	2,805,084.317	15.33	VOYA INDEX SOLUTION 2050 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VOYA VACS INDEX SERIES SC PORTFOLIO	1,833,935.191	10.02	VOYA INDEX SOLUTION 2060 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT ADV	8,224,476.516	90.83	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT ADV	689,428.228	7.61	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT I	4,224,914.944	43.77	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT I	5,115,908.956	53.01	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT S	6,334,374.166	94.84	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT S2	63,733.838	39.78	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY AMERICAN CENTURY SMALL MID CAP VALUE
PORT S2	96,484.449	60.22	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO ADVISER	4,129,451.639	92.05	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY BARON GROWTH PORTFOLIO ADVISER	301,908.562	6.73	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO INITIAL	351,638.595	9.65	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO INITIAL	227,934.971	6.26	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO INITIAL	1,268,533.605	34.82	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY BARON GROWTH PORTFOLIO INITIAL	1,306,901.408	35.88	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO INITIAL	474,114.995	13.01	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VY BARON GROWTH PORTFOLIO R6	165,193.386	14.10	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY BARON GROWTH PORTFOLIO R6	1,006,668.695	85.90	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO S2	29,098.822	28.49	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY BARON GROWTH PORTFOLIO S2	73,032.353	71.51	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY BARON GROWTH PORTFOLIO SERVICE	7,291,280.923	96.03	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY BRANDYWINEGLOBAL-BOND PORTFOLIO	1,402,834.100	5.77	VOYA SOLUTION INCOME PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY BRANDYWINEGLOBAL-BOND PORTFOLIO	3,126,906.621	12.86	VOYA SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY BRANDYWINEGLOBAL-BOND PORTFOLIO	2,434,998.273	10.01	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

			VOYA SOLUTION MODERATELY
VY BRANDYWINEGLOBAL-BOND PORTFOLIO	1,421,475.574	5.84	AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

			TOMORROW'S SCHOLAR 529 PLAN FBO C/O			7337 E DOUBLETREE RANCH RD
VY BRANDYWINEGLOBAL-BOND PORTFOLIO	2,546,827.417	10.47	VOYA INVESTMENT MANAGEMENT LLC	VOYA 529 AGE 18+ OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VY CBRE GLOBAL REAL ESTATE PORTFOLIO ADV	902,363.245	98.87	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY CBRE GLOBAL REAL ESTATE PORTFOLIO I	760,344.967	9.71	TIAA-CREF LIFE SEPARATE ACCOUNT	VA-1 OF TIAA-CREF LIFE INS CO	8500 ANDREW CARNEGIE BLVD	CHARLOTTE, NC 28262-8500

VY CBRE GLOBAL REAL ESTATE PORTFOLIO I	557,374.388	7.12	VOYA GLOBAL PERSPECTIVES PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY CBRE GLOBAL REAL ESTATE PORTFOLIO I	575,022.720	7.34	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY CBRE GLOBAL REAL ESTATE PORTFOLIO I	5,449,133.165	69.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY CBRE GLOBAL REAL ESTATE PORTFOLIO S	779,480.094	15.55	MASSACHUSETTS MUTUAL LIFE INS	ATTN: RS FUND OPERATIONS	1295 STATE ST # C105	SPRINGFIELD MA 01111-0001

VY CBRE GLOBAL REAL ESTATE PORTFOLIO S	284,776.628	5.68	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY CBRE GLOBAL REAL ESTATE PORTFOLIO S	2,846,003.256	56.78	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY CBRE GLOBAL REAL ESTATE PORTFOLIO S	837,969.467	16.72	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VY CBRE GLOBAL REAL ESTATE PORTFOLIO S2	13,804.382	34.70	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY CBRE GLOBAL REAL ESTATE PORTFOLIO S2	24,875.494	62.52	SECURITY BENEFIT LIFE	VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE	TOPEKA KS 66636-0001

VY CBRE REAL ESTATE PORTFOLIO ADV	1,027,778.734	83.98	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY CBRE REAL ESTATE PORTFOLIO ADV	176,374.667	14.41	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY CBRE REAL ESTATE PORTFOLIO I	35,600.656	42.58	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY CBRE REAL ESTATE PORTFOLIO I	19,705.787	23.57	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY CBRE REAL ESTATE PORTFOLIO I	23,438.262	28.03	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY RESL	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY CBRE REAL ESTATE PORTFOLIO S	1,983,778.255	50.09	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY CBRE REAL ESTATE PORTFOLIO S	1,800,061.269	45.45	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY CBRE REAL ESTATE PORTFOLIO S2	175,337.626	85.07	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY CBRE REAL ESTATE PORTFOLIO S2	29,896.567	14.50	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA CONTRARIAN CORE PORTFOLIO
ADVISER	2,600,995.880	95.97	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY COLUMBIA CONTRARIAN CORE PORTFOLIO
INITIAL	115,528.789	26.23	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY COLUMBIA CONTRARIAN CORE PORTFOLIO
INITIAL	49,843.326	11.32	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY COLUMBIA CONTRARIAN CORE PORTFOLIO
INITIAL	275,032.874	62.45	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA CONTRARIAN CORE PORTFOLIO
SERVICE	1,627,656.768	99.53	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
ADVISER	1,013,138.916	71.76	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
ADVISER	390,809.894	27.68	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO			IOWA ADVISOR 529 PLAN FBO C/O VOYA			7337 E DOUBLETREE RANCH RD,
INITIAL	173,121.171	16.32	INVESTMENT MANAGEMENT, LLC	IADVISOR AGGRESSIVE OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE, AZ 85258

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO			IOWA ADVISOR 529 PLAN FBO C/O VOYA			7337 E DOUBLETREE RANCH RD,
INITIAL	70,476.717	6.65	INVESTMENT MANAGEMENT, LLC	IADVISOR 529 GROWTH OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE, AZ 85258

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO			IOWA ADVISOR 529 PLAN FBO C/O VOYA			7337 E DOUBLETREE RANCH RD
INITIAL	66,996.075	6.32	INVESTMENT MANAGEMENT, LLC	IADVISOR 529 AGE 6-10 OPTION	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
INITIAL	362,290.200	34.16	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
INITIAL	295,037.473	27.82	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
R6	90,098.033	20.22	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
R6	355,596.536	79.78	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
S2	107,681.705	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
SERVICE	2,470,586.418	74.49	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY COLUMBIA SMALL CAP VALUE II PORTFOLIO
SERVICE	818,426.557	24.67	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO COMSTOCK PORTFOLIO ADVISER	1,337,552.257	98.95	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY INVESCO COMSTOCK PORTFOLIO INITIAL	539,936.295	10.17	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY INVESCO COMSTOCK PORTFOLIO INITIAL	644,713.775	12.15	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

			VOYA SOLUTION MODERATELY
VY INVESCO COMSTOCK PORTFOLIO INITIAL	630,405.460	11.88	AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY INVESCO COMSTOCK PORTFOLIO INITIAL	409,187.014	7.71	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO COMSTOCK PORTFOLIO INITIAL	305,494.417	5.76	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO COMSTOCK PORTFOLIO INITIAL	266,316.996	5.02	VOYA SOLUTION AGGRESSIVE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY INVESCO COMSTOCK PORTFOLIO INITIAL	696,205.022	13.12	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO COMSTOCK PORTFOLIO INITIAL	666,593.783	12.56	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VY INVESCO COMSTOCK PORTFOLIO SERVICE	4,157,960.810	96.92	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO EQUITY AND INCOME PORTFOLIO
ADVISER	809,384.267	85.43	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY INVESCO EQUITY AND INCOME PORTFOLIO
ADVISER	92,942.625	9.81	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO EQUITY AND INCOME PORTFOLIO
INITIAL	6,848,704.713	76.75	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO EQUITY AND INCOME PORTFOLIO
INITIAL	762,970.870	8.55	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY II	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO EQUITY AND INCOME PORTFOLIO S2	8,800.309	9.09	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY INVESCO EQUITY AND INCOME PORTFOLIO S2	85,498.059	88.35	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO EQUITY AND INCOME PORTFOLIO
SERVICE	95,433.227	19.74	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY INVESCO EQUITY AND INCOME PORTFOLIO
SERVICE	98,768.466	20.43	RELIASTAR LIFE INSURANCE COMPANY OF	NEW YORK II	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO EQUITY AND INCOME PORTFOLIO
SERVICE	276,222.482	57.13	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
ADVISER	46,477.921	7.58	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY INVESCO GROWTH AND INCOME PORTFOLIO
ADVISER	532,179.939	86.82	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY INVESCO GROWTH AND INCOME PORTFOLIO
ADVISER	34,282.016	5.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
INITIAL	2,153,986.263	96.85	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
S2	22,058.077	24.23	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO			VOYA RETIREMENT INSURANCE AND
S2	68,973.297	75.77	ANNUITY COMPANY	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
SERVICE	484,698.920	13.45	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
SERVICE	427,118.842	11.85	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
SERVICE	260,469.537	7.23	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY INVESCO GROWTH AND INCOME PORTFOLIO			VOYA RETIREMENT INSURANCE AND
SERVICE	1,911,474.464	53.05	ANNUITY COMPANY	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY INVESCO GROWTH AND INCOME PORTFOLIO
SERVICE	446,383.592	12.39	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VY JPMORGAN EMERGING MARKETS EQUITY
PORT ADVISER	2,488,119.058	90.15	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN EMERGING MARKETS EQUITY			VOYA RETIREMENT INSURANCE AND
PORT ADVISER	234,265.709	8.49	ANNUITY COMPANY	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN EMERGING MARKETS EQUITY
PORT INITIAL	485,820.574	12.63	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY JPMORGAN EMERGING MARKETS EQUITY			VOYA RETIREMENT INSURANCE AND		VALUATIONS PROCESSING
PORT INITIAL	989,821.701	25.73	ANNUITY COMPANY	ACES SEPARATE ACCT B	DEPARTMENT	ONE ORANGE WAY, B3N	WINDSOR CT 06095

VY JPMORGAN EMERGING MARKETS EQUITY
PORT INITIAL	1,945,241.257	50.57	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VY JPMORGAN EMERGING MARKETS EQUITY
PORT S2	281,412.627	87.60	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY JPMORGAN EMERGING MARKETS EQUITY
PORT S2	39,820.317	12.40	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN EMERGING MARKETS EQUITY
PORT SERVICE	9,104,798.568	74.98	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY JPMORGAN EMERGING MARKETS EQUITY
PORT SERVICE	2,291,631.800	18.87	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN MID CAP VALUE PORTFOLIO
ADVISER	4,134,147.142	87.45	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN MID CAP VALUE PORTFOLIO
ADVISER	530,732.067	11.23	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN MID CAP VALUE PORTFOLIO
INITIAL	416,670.569	12.91	NYLIAC	ATTN ASHESH UPADHYAY	169 LACKAWANNA AVE	PARSIPPANY NJ 07054

VY JPMORGAN MID CAP VALUE PORTFOLIO
INITIAL	383,830.988	11.89	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY JPMORGAN MID CAP VALUE PORTFOLIO
INITIAL	777,291.653	24.08	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN MID CAP VALUE PORTFOLIO
INITIAL	1,649,784.943	51.12	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN MID CAP VALUE PORTFOLIO S2	38,011.659	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN MID CAP VALUE PORTFOLIO
SERVICE	3,223,124.711	43.01	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY JPMORGAN MID CAP VALUE PORTFOLIO
SERVICE	3,972,239.373	53.01	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN SMALL CAP CORE EQUITY PORT
ADVISER	6,622,188.589	92.15	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN SMALL CAP CORE EQUITY PORT
ADVISER	499,844.613	6.96	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN SMALL CAP CORE EQUITY PORT
INITIAL	417,223.002	5.44	NYLIAC	ATTN ASHESH UPADHYAY	169 LACKAWANNA AVE	PARSIPPANY NJ 07054

VY JPMORGAN SMALL CAP CORE EQUITY PORT
INITIAL	1,091,745.018	14.24	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

				VY JPM SMALL CAP CORE EQUITY
VY JPMORGAN SMALL CAP CORE EQUITY PORT				OPTION C/O VOYA INVESTMENT		7337 E DOUBLETREE RANCH RD
INITIAL	481,448.932	6.28	IOWA ADVISOR 529 PLAN FBO	MANAGEMENT LLC	ATTN VOYA OPERATIONS	STE 100	SCOTTSDALE AZ 85258

VY JPMORGAN SMALL CAP CORE EQUITY PORT
INITIAL	2,191,863.500	28.59	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN SMALL CAP CORE EQUITY PORT
INITIAL	3,484,092.884	45.44	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN SMALL CAP CORE EQUITY PORT R6	432,395.595	25.76	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN SMALL CAP CORE EQUITY PORT R6	1,245,912.564	74.24	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN SMALL CAP CORE EQUITY PORT S2	90,354.022	78.60	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN SMALL CAP CORE EQUITY PORT S2	24,604.082	21.40	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY JPMORGAN SMALL CAP CORE EQUITY PORT
SERVICE	485,487.616	10.73	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY JPMORGAN SMALL CAP CORE EQUITY PORT
SERVICE	4,038,757.259	89.27	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY MORGAN STANLEY GLOBAL FRANCHISE PORT
ADVISER	6,064,329.253	98.35	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY MORGAN STANLEY GLOBAL FRANCHISE PORT
R6	9,283.500	11.85	NYLIAC	ATTN ASHESH UPADHYAY	169 LACKAWANNA AVE	PARSIPPANY NJ 07054

VY MORGAN STANLEY GLOBAL FRANCHISE PORT
R6	50,848.655	64.93	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY MORGAN STANLEY GLOBAL FRANCHISE PORT
R6	18,177.661	23.21	MATRIX TRUST COMPANY CUST. FBO	CORY, TUCKER & LARROWE, INC.	717 17TH STREET	SUITE 1300	DENVER CO 80202

VY MORGAN STANLEY GLOBAL FRANCHISE PORT
S2	1,568,748.761	96.06	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY MORGAN STANLEY GLOBAL FRANCHISE PORT
SERVICE	9,488,358.685	97.61	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
ADVISER	72,171,866.010	95.82	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
INITIAL	3,306,755.200	5.08	RELIASTAR LIFE INSURANCE COMPANY	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
INITIAL	28,666,906.802	44.04	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
INITIAL	24,864,198.708	38.19	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
INITIAL	4,396,665.742	6.75	SECURITY LIFE INSURANCE OF	DENVER A VUL	RTE 5106 PO BOX 20	MINNEAPOLIS MN 55440-0020

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
R6	1,265,197.695	5.13	VOYA SOLUTION 2025 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
R6	1,970,147.179	7.98	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE CAPITAL APPRECIATION PORT			VOYA SOLUTION MODERATELY
R6	1,533,497.293	6.21	AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
R6	4,207,222.120	17.04	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
R6	11,505,409.819	46.61	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
S2	337,915.837	59.08	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
S2	234,094.510	40.92	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
SERVICE	5,065,570.195	7.57	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE CAPITAL APPRECIATION PORT
SERVICE	58,403,893.128	87.26	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT I	4,617,284.777	7.68	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT I	53,515,662.941	89.06	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT R6	609,817.370	6.68	VOYA SOLUTION 2035 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT R6	772,407.493	8.46	VOYA SOLUTION 2045 PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH			VOYA SOLUTION MODERATELY
PORT R6	2,058,469.321	22.54	AGGRESSIVE	PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT R6	790,505.160	8.66	VOYA SOLUTION AGGRESSIVE PORTFOLIO	ATTN VOYA OPERATIONS	7337 E DOUBLETREE RANCH RD	SCOTTSDALE AZ 85258-2034

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT R6	609,991.069	6.68	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT R6	3,627,368.752	39.72	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT S	509,767.016	20.64	VENERABLE INSURANCE AND ANNUITY	COMPANY	1475 DUNWOODY DR	WEST CHESTER PA 19380-1478

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT S	1,847,641.534	74.82	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PORT S2	312,106.063	100.00	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE DIVERSIFIED MIDCAP GROWTH
PRT ADV	8,439,894.417	98.49	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO
ADVISER	4,881,772.593	88.63	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO
ADVISER	623,498.371	11.32	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TS31	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO
INITIAL	747,411.336	60.94	RELIASTAR LIFE INSURANCE CO	FBO SVUL I	ATTN JILL BARTH CONVEYOR TN41	1 ORANGE WAY	WINDSOR CT 06095

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO
INITIAL	322,028.776	26.26	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO
INITIAL	156,504.100	12.76	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO S2	6,844,500.511	98.64	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE EQUITY INCOME PORTFOLIO
SERVICE	12,187,588.134	99.29	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
ADVISER	3,500,953.515	94.57	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
INITIAL	767,222.737	7.48	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
INITIAL	8,476,324.856	82.59	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
S2	28,789.132	56.55	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
S2	22,117.053	43.45	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SERVICE	192,314.639	28.44	VOYA INSTITUTIONAL TRUST COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773

VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SERVICE	474,409.469	70.16	VOYA RETIREMENT INSURANCE AND	ANNUITY COMPANY	ATTN VALUATION UNIT-TN41	ONE ORANGE WAY B3N	WINDSOR CT 06095

APPENDIX H: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the aggregate fees billed to the Companies for professional services rendered by Ernst & Young for the 2023 and 2024 fiscal years. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Company

Voya

Government

Money

Market

Portfolio

Voya

Intermediate

Bond

Portfolio

Voya

Investors

Trust

Voya

Partners, Inc.

Voya

Variable

Funds

Audit Fees(a)		Audit-Related Fees(b)		Tax Fees(c)		All Other Fees(d)
12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2024	12/31/2023

$18,894.76	$16,362.46	$0	$0	$5,830.50	$5,432.50	$0	$0

$34,340.10	$58,349.39	$0	$0	$10,230.50	$9,532.50	$0	$0

$581,150.47	$568,680.93	$0	$0	$135,228.00	$106,315.50	$0	$0

$804,130.00	$795,850.00	$0	$0	$187,111.00	$169,841.50	$0	$0

$54,437.33	$47,233.39	$0	$0	$8,580.00	$7,995.00	$0	$0

Voya
Variable	$32,241.30	$31,545.09	$0	$0	$5,830.50	$5,432.50	$0	$0
Insurance

Trust

Voya
Variable	$357,466.04	$351,027.46	$0	$0	$210,307.00	$88,662.00	$0	$0
Portfolios,

Inc.
Voya
Variable	$44,470.00	$42,670.00	$0	$0	$17,160.00	$15,990.00	$0	$0
Products

Trust

(a)“Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Companies’ annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

(b)“Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Companies’ financial statements.

(c)“Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)“All Other Fees” include amounts for products and services provided by Ernst & Young, other than the services reported under items (a) through (c) in the chart above.

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VP-VOYA-VPAFP-0711

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors/Trustees recommends a vote FOR the proposal.

1.To elect the following Directors/Trustees to their respective Board

of Directors/Trustees (the “Board”):		For Against Abstain
1a.	Colleen D. Baldwin	☐	☐	☐
1b.	John V. Boyer	☐	☐	☐
1c.	Jody T. Foster	☐	☐	☐
1d.	Martin J. Gavin	☐	☐	☐
1e.	Dennis Johnson, CFA	☐	☐	☐
1f.	Joseph E. Obermeyer	☐	☐	☐

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and

follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76225-S15666	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For Against Abstain

1g.	Sheryl K. Pressler	☐	☐	☐
1h.	Christopher P. Sullivan	☐	☐	☐
1i.	Mark R. Wetzel	☐	☐	☐
1j.	Christian G. Wilson	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be Held on

September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are available at WWW.PROXYVOTE.COM/VOYA.

V76226-S15666

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA PARTNERS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya/broadridgevsm.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and

follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76227-S15666	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1.To elect the following Trustees to their respective Board of Trustees (the “Board”):

1a. Colleen D. Baldwin

1b. John V. Boyer

1c. Jody T. Foster

1d. Martin J. Gavin

1e. Dennis Johnson, CFA

1f. Joseph E. Obermeyer

For Against Abstain

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

1g. Sheryl K. Pressler

1h. Christopher P. Sullivan

1i. Mark R. Wetzel

1j. Christian G. Wilson

2.To approve a change in the VY® CBRE Real Estate Portfolio sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified,” including the elimination of the related fundamental investment restriction for the VY® CBRE Real Estate Portfolio.

3.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

For Against Abstain

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

☐    ☐    ☐

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be Held on

September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are available at WWW.PROXYVOTE.COM/VOYA.

V76228-S15666

VY® CBRE Real Estate Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya/broadridgevsm.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.